SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
AVATAR HOLDINGS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.
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AVATAR
HOLDINGS INC.
201 Alhambra Circle
Coral Gables, Florida 33134
(305) 442-7000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 24, 2005
To the Stockholders of Avatar Holdings Inc.:
       The Annual Meeting of Stockholders of Avatar Holdings Inc. will be held at the Hyatt Regency Coral Gables, 50 Alhambra Plaza, Coral Gables, Florida, on May 24, 2005, at 10:00 a.m. local time, for the following purposes:
      1. To elect eleven directors.

2.	To approve the appointment of Ernst & Young LLP, independent registered public accounting firm, to act as auditors for Avatar for the year ending December 31, 2005.

3.	To approve the Avatar Holdings Inc. Amended and Restated 1997 Incentive and Capital Accumulation Plan (2005 Restatement).

4.	To approve the Avatar Holdings Inc. 2005 Executive Incentive Compensation Plan.

5.	To transact such other business as properly may come before the meeting, or any adjournment or adjournments thereof.
      The Board of Directors has fixed the close of business on March 31, 2005 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof.
      Please mark your proxy if you wish to attend the Annual Meeting in order that adequate preparations may be made. A meeting attendance card will be mailed promptly to you to facilitate your attendance.
      WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE
POSTAGE-PREPAID ENVELOPE PROVIDED FOR YOUR CONVENIENCE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON IF YOU WISH.

By Order of the Board of Directors,

Juanita I. Kerrigan
Vice President and Secretary
Dated: April 22, 2005.

AVATAR HOLDINGS INC., 201 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA 33134 (305) 442-7000
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 24, 2005
       This Proxy Statement and the enclosed form of proxy are furnished to the stockholders of Avatar Holdings Inc., a Delaware corporation (“Avatar”), in connection with the solicitation of proxies by and on behalf of the Board of Directors of Avatar for use at the Annual Meeting of Stockholders to be held at the place and time and for the purposes set forth in the annexed Notice of Annual Meeting of Stockholders.
VOTING RIGHTS AND PROXY INFORMATION
Record Date; Voting Rights
       Pursuant to the By-Laws of Avatar, the Board of Directors has fixed the close of business on March 31, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.
      At the close of business on March 31, 2005, 8,058,129 shares of Common Stock, $1.00 par value, of Avatar (“Common Stock”), which constitutes the only class of voting securities of Avatar, were outstanding and entitled to vote. For each share of Common Stock held of record as of the close of business on March 31, 2005, stockholders are entitled to one vote, except in regard to the election of directors, for which there will be cumulative voting as described under the heading “Election of Directors.” In accordance with Avatar’s By-Laws, the holders of a majority of the outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.
Proxies
       When a proxy is received, properly executed, in time for the Annual Meeting, the shares represented thereby will be voted at the meeting as directed. If no such direction is specified, such shares will be voted: (1) FOR the election as directors of Avatar the eleven nominees named therein; (2) FOR approval of the appointment of Ernst & Young LLP, independent registered public accounting firm, as auditors of Avatar for the year ending December 31, 2005; (3) FOR approval of the Avatar Holdings Inc. Amended and Restated 1997 Incentive and Capital Accumulation Plan (2005 Restatement) (the “Incentive Plan”); (4) FOR approval of the Avatar Holdings Inc. 2005 Executive Incentive Compensation Plan (the “2005 Executive Plan”); and (5) in connection with the transaction of such other business as properly may come before the meeting in accordance with the judgment of the person or persons voting the proxy. Generally, Avatar intends to award to eligible persons stock-based incentives under the Incentive Plan and cash-based incentives under the 2005 Executive Plan. Any stockholder who executes a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of Avatar. In addition, a stockholder who attends the meeting may vote in person, thereby cancelling any proxy previously given by such stockholder.
      Nominees for director will be elected by a plurality of the votes cast (i.e., the highest number of votes cast) at the Annual Meeting by the holders of Common Stock present in person or by proxy and entitled to notice of, and to vote at, the Annual Meeting. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the stockholder withheld authority to vote for such nominee(s) (including broker non-votes) will not be counted toward such nominee’s achievement of a plurality.

      The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to notice of, and to vote at, the Annual Meeting is necessary to ratify the appointment of Ernst & Young LLP as auditors for the year ending December 31, 2005, to approve the 2005 Restatement of the Incentive Plan and to approve the 2005 Executive Plan. Abstentions will have the same effect as votes against such proposals because the shares are considered present at the meeting but are not affirmative votes, and broker non-votes will not be counted in respect of the proposals.
      This proxy statement and the form of proxy enclosed herewith, and the accompanying Annual Report of Avatar for the fiscal year ended December 31, 2004, including financial statements, are first being mailed to stockholders of record as of the close of business on March 31, on or about April 22, 2005.
      If you plan to attend the meeting, please mark the box provided on your proxy card so that we may send you an attendance card. Stockholders who have beneficial ownership of Common Stock that is held by a bank or broker should bring account statements or letters from their banks or brokers indicating that they owned Avatar Common Stock as of March 31, 2005. Stockholders also may obtain an attendance card by submitting a written request to the Secretary of Avatar.
PRINCIPAL STOCKHOLDERS AND SECURITY
OWNERSHIP OF MANAGEMENT
Principal Stockholders
       The following table sets forth, as of March 31, 2005, information with respect to each person or entity known by the Board of Directors to be the beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, all shares are owned directly.

		Amount and
		Nature of
		Beneficial		Percent of
Name of Beneficial Owner	Address of Beneficial Owner	Ownership		Class

ODAV LLC	280 Park Ave. New York, NY 10017	2,107,763	(1)(2)	26.16%

Advisory Research, Inc.	180 North Stetson St., Suite 5500 Chicago, IL 60601	875,249	(3)	10.86%

Private Capital Management, L.P.	8889 Pelican Bay Blvd. #500 Naples, FL 34108	1,475,518	(4)	18.31%

Sterling Capital Management LLC	Two Morrocroft Centre 4064 Colony Road, Suite 300 Charlotte, NC 28211	601,860	(5)	7.47%

The Estate of Leon Levy	280 Park Ave. New York, NY 10017	706,426	(6)	8.77%

Third Avenue Management LLC	622 Third Avenue New York, NY 10017	744,915	(7)	9.24%

     (1) Does not include shares owned by Jack Nash, who is a member of the Board of Directors of Avatar and is sole member of Jack Nash LLC, a managing member of ODAV LLC, a Delaware limited liability company (“Odav”), formed in September 2003 to hold the Avatar Common Stock owned by Odyssey Partners, L.P. Jack Nash, the sole member of Jack Nash LLC, has the sole power to vote, direct the voting of, dispose of and direct the disposition of the shares of Common Stock beneficially owned by Odav and, accordingly, may be deemed to own beneficially the Common Stock owned by Odav. Each of Jack Nash and Joshua Nash, sole member of Joshua Nash II LLC, a managing member of Odav, has expressly disclaimed any such beneficial ownership (within the meaning of Exchange Act Rule 13d-3(d)(1)) which exceeds the proportionate interest in the Common Stock which he may be deemed to own as a member of Odav. Avatar has been advised that no other person exercises (or may be deemed to exercise) any voting or investment control over the Common Stock owned by Odav. Jack Nash’s ownership of Common Stock is indicated in the table included in “Security Ownership of Management.”
     (2) By virtue of its present Common Stock ownership, Odav may be deemed to be a “control” person of Avatar within the meaning of that term as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.
     (3) Based upon information set forth in Schedule 13G, filed March 1, 2005, Advisory Research, Inc. (“ARI”) (a registered investment adviser) is deemed to beneficially own 875,249 shares for which ARI has sole voting and dispositive power.
     (4) Based upon information set forth in Amendment No. 4 to Schedule 13G, filed on February 14, 2005, by Private Capital Management, L.P. (“Private Capital”) (a registered investment adviser), the aggregate amount beneficially owned is 1,475,518 shares, of which 1,471,518 shares are held for the benefit of various clients; the CEO and the President of Private Capital share voting and dispositive power with respect to shares managed by Private Capital; and beneficial ownership of such shares is disclaimed.
     (5) Does not include shares owned by Eduardo A. Brea, who is a Director of Avatar and is a Partner and Managing Director of Sterling Capital Management LLC (“Sterling Capital”). Mr. Brea’s ownership is indicated in the table included in “Security Ownership of Management.” The information as to shares of Common Stock was furnished to Avatar by Sterling Capital (a registered investment adviser), which disclaims beneficial ownership of such shares. Based upon information set forth in Amendment No. 5 to Schedule 13G, filed on January 6, 2005, by Sterling Capital, its managing member, Sterling MGT, Inc., and its five individual controlling shareholders, such shares are held for the benefit of various clients; and Sterling Capital shares voting and dispositive power with its managing member and controlling shareholders.
     (6) Information as to shares beneficially owned is based upon Amendment No. 1 to Schedule 13G, dated February 3, 2004, filed by The Estate of Leon Levy.
     (7) Based upon information set forth in Amendment No. 8 to Schedule 13G, filed on February 16, 2005, Third Avenue Management LLC (“TAM”) (a registered investment adviser) is deemed to beneficially own 744,915 shares on behalf of investment advisory clients. TAM has sole voting power with respect to 742,115 shares and sole dispositive power with respect to 744,915 shares.
Security Ownership of Management
       The following table sets forth, as of March 31, 2005, information with respect to the outstanding shares of Common Stock owned beneficially by each present director, nominee for director, each of the Named Executive Officers identified herein under the caption “Summary Compensation Table,” and all present directors and executive officers of Avatar as a group. Except as otherwise indicated, all shares are owned directly.

	Amount and Nature of		Percent of
Name or Group	Beneficial Ownership(1)(2)		Class(2)

Eduardo A. Brea	5,257	(3)	*
Milton Dresner	3,644		*
Gerald D. Kelfer	5,113	(4)	*
Martin Meyerson	2,347	(5)	*
Jack Nash	2,108,205	(6)	26.16%
Joshua Nash	2,107,763	(7)	26.16%
Kenneth T. Rosen	1,000		*
Joel M. Simon	None		*
Fred Stanton Smith	2,949		*
William G. Spears	39,498	(8)	*
Beth A. Stewart	8,000		*
Jonathan Fels	52,672	(9)	*
Michael Levy	57,015	(10)	*
Dennis J. Getman	10,000	(11)	*
Charles L. McNairy	None		*
All directors and executive officers as a group (consisting of 16 persons of whom 13 beneficially own shares of Common Stock)	2,295,700	(3)(4)(5)(6)(7)(8)(9)(10)(11)	28.11%

     * Represents less than one percent.
     (1) The information as to securities owned by directors, officers and nominees was furnished to Avatar by such directors, officers and nominees.

     (2) Calculated pursuant to Rule 13d-3(d) of the Exchange Act. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage of shares owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. As of March 31, 2005, there were 8,058,129 shares of Common Stock outstanding.
     (3) Does not include 601,860 shares beneficially owned by Sterling Capital Management LLC, of which Mr. Brea is a Partner and Managing Director. See Note (5) to the preceding table included in “Principal Stockholders.”
     (4) Includes 2,000 shares owned by his children, over which shares Mr. Kelfer shares voting and dispositive power.
     (5) Does not include 847 shares owned by Mr. Meyerson’s wife, as to which shares Mr. Meyerson disclaims beneficial ownership.
     (6) Includes 2,107,763 shares owned by Odav. Mr. Nash is the sole member of Jack Nash LLC, a managing member of Odav, and therefore may be deemed to own beneficially the shares of Common Stock owned by Odav. See Notes (1) and (2) to the preceding table included in “Principal Stockholders.”
     (7) Represents shares owned by Odav. Mr. Nash is the sole member of Joshua Nash II LLC, a managing member of Odav, and therefore may be deemed to own beneficially the shares of Common Stock owned by Odav. See Notes(1) and (2) to the preceding table included in “Principal Stockholders.”
     (8) Does not include 1,000 shares owned by the Estate of Mr. Spears’ deceased wife, as to which shares Mr. Spears disclaimed beneficial ownership. Includes 19,898 shares held by an individual profit sharing plan, a charitable remainder trust and a family foundation, over which shares Mr. Spears has either sole or shared voting and investment power.
     (9) Includes 50,000 shares issuable upon exercise of options.
     (10) Includes 50,000 shares issuable upon exercise of options and 2,500 shares owned by his children, over which shares Mr. Levy has sole voting and dispositive power.
     (11) Represents 10,000 shares issuable upon exercise of options.
CORPORATE GOVERNANCE AND CODES
OF BUSINESS CONDUCT AND ETHICS
Corporate Governance Guidelines and Principles
       Avatar’s Board of Directors has adopted Corporate Governance Guidelines and Principles as a component of the flexible governance framework within which the Board, assisted by its committees, directs Avatar’s affairs. The Corporate Governance Guidelines and Principles, which define the role of the Board of Directors, is available on Avatar’s website at www.avatarholdings.com.
Director Independence
       The Board of Directors has determined that all nominees for election or reelection meet the independence criteria under the rules and regulations of The Nasdaq Stock Market, Inc. (“Nasdaq”) except for Jack Nash, Joshua Nash and Gerald D. Kelfer, Vice Chairman of the Board, President, Chief Executive Officer and Chairman of the Executive Committee. The Board has further determined that all current members of the Audit Committee meet the more stringent independence requirements of the U.S. Securities and Exchange Commission (“SEC”) and Nasdaq for Audit Committee membership.
Code of Business Conduct and Ethics
       The Board of Directors has adopted a Code of Business Conduct and Ethics applicable to all directors, officers and employees of Avatar and a Supplemental Code of Ethics for the CEO, CFO and other Senior Financial Officers. These Codes of Business Conduct and Ethics are available on Avatar’s website at www.avatarholdings.com.

1.   ELECTION OF DIRECTORS
       Eleven directors are to be elected for the ensuing year and until their respective successors are duly elected and qualified. Stockholders have cumulative voting rights with respect to election of directors. Under cumulative voting, each stockholder is entitled to the same number of votes per share as the number of directors to be elected (or, for purposes of this election, eleven votes per share). A stockholder may cast all such votes for a single nominee or distribute them among the nominees, as such stockholder wishes, either by so marking his ballot at the meeting or by specific voting instructions sent to Avatar with a signed proxy. In connection with the solicitation of proxies, discretionary authority to cumulate votes is being solicited. Unless authority to vote for the nominees for director is withheld, it is the intention of the persons named in the accompanying proxy to vote the proxies in such manner as will elect as directors the nominees named below.
      All of the nominees were elected at the May 25, 2004 Annual Meeting of Stockholders except Joshua Nash. The Board of Directors met eight times during 2004, including the annual meeting of directors held immediately following the 2004 Annual Meeting of Stockholders.
      The Board of Directors does not contemplate that any of the persons named below will be unable, or will decline, to serve. However, if any of such persons is unable or declines to serve, the persons named in the accompanying proxy may vote for another person or persons in their discretion.
      The following table sets forth certain information with respect to each nominee for director. Except as otherwise indicated, each nominee has held his present occupation or occupations for more than the past five years and has not been principally employed by any subsidiary or affiliate of Avatar. There are no family relationships between any nominee, director or executive officer of Avatar except that Jack Nash and Joshua Nash are father and son.

		Principal Occupation or
Name	Age	Occupations and Directorships

Eduardo A. Brea Director since May 2002	38	Partner and Managing Director of Sterling Capital Management LLC, a registered investment adviser, since 2000; formerly Senior Vice President from 1995 to 2000; formerly Senior Analyst, Wachovia Investment Management, from 1990 to 1995.

Milton Dresner Director since July 1995	79	Founding Partner, The Highland Companies, since 1960, a diversified real estate development and management organization; Director: BioTime, Inc., New Media Lottery Services, Inc.

Gerald D. Kelfer Director since October 1996	59	Vice Chairman of the Board of Avatar since December 1996, Chief Executive Officer since July 31, 1997, President since February 13, 1997 and Chairman of the Executive Committee since May 27, 1999; formerly a principal in Odyssey Partners, L.P., from July 1994 to February 1997; and Executive Vice President, Senior General Counsel and Director of Olympia & York Companies, from 1985 to 1994.

Martin Meyerson Director since May 1981	82	President Emeritus and Professor of Policy and Planning, University of Pennsylvania, since February 1981, and President thereof from 1970 to 1981; also, Chairman, Marconi International Foundation; Director, Panasonic Foundation.

Jack Nash Director since June 2003	76	Chairman of the Board of Avatar from June 2003 to September 2004; sole member of Jack Nash, LLC, a managing member of ODAV LLC, a private investment limited liability company, since its formation in September 2003; General Partner, Odyssey Partners, L.P., a private investment partnership, since its formation in 1982.

		Principal Occupation or
Name	Age	Occupations and Directorships

Joshua Nash Director since September 2004	43	Chairman of the Board of Avatar since September 29, 2004; sole member of Joshua Nash II LLC, a managing member of ODAV LLC, a private investment limited liability company, since its formation in September 2003; General Partner, Ulysses Management, L.L.C., a private investment firm, since 1997; General Partner, Odyssey Partners, L.P., a private investment partnership, since 1989.

Kenneth T. Rosen Director since September 1994	56	Professor of Business Administration, since 1979, and Chairman of the Fisher Center for Real Estate and Urban Economics, since 1981, University of California, Berkeley; also Chairman, Rosen Real Estate Securities, LLC, a real estate hedge fund; and Chairman, Rosen Consulting Group, a real estate consulting business; Director: Golden West Financial Corporation, The PMI Group, Inc.

Joel M. Simon Director since May 2004	59	Partner and Principal, XRoads Solutions Group, LLC (f/k/a Crossroads, LLC), a national financial advisory and consulting firm, since July 2000; formerly Chief Executive Officer and President, Starrett Corporation, from March 1998 to December 1998; Executive Vice President, Chief Operating Officer and Director, Olympia & York Companies (U.S.A.), from 1985 to 1996; Senior Partner, Margolin, Winer & Evens, LLP, from 1976 to 1984; Director, Movie Star, Inc.

Fred Stanton Smith Director since September 1980	76	Vice Chairman of the Board, The Keyes Company, a real estate brokerage, financing, management, insurance and development firm, since January 1992; formerly President, The Keyes Company; Director, Eagle National Bank.

William G. Spears Director since May 1999	66	Principal, Spears, Grisanti & Brown LLC, a registered investment adviser, since July 1999; formerly Chairman of the Board, from 1972 to June 1999, Spears, Benzak, Salomon & Farrell, Inc., a registered investment adviser, which in April 1995 became a wholly-owned subsidiary of KeyCorp; also, Chairman of the Board, Key Asset Management (a subsidiary of KeyCorp), a registered investment adviser, from 1996 to 2000; Director, United HealthGroup Incorporated.

Beth A. Stewart Director since May 2001	48	Chief Executive Officer since August 2001 and Co-Chairman since October 1999, Storetrax.com, a real estate internet company; President, Stewart Real Estate Capital, a real estate investment and consulting firm, since January 1993; Adjunct Professor, Columbia University Graduate School of Business, from 1994 to 1996; Director: General Growth Properties Inc., CarMax, Inc.

INFORMATION REGARDING THE BOARD OF DIRECTORS
AND ITS COMMITTEES
Certain Committees of the Board
       To assist it in carrying out its duties, the Board of Directors has established various committees. Current committees and current members thereof are as follows:

Nominating and Corporate
Executive Committee	Audit Committee	Governance Committee	Compensation Committee

Gerald D. Kelfer (1)(2) Joshua Nash Fred Stanton Smith	Kenneth T. Rosen (1) Eduardo A. Brea Milton Dresner Joel M. Simon Beth A. Stewart	Martin Meyerson(1) Kenneth T. Rosen William G. Spears	William G. Spears(1) Milton Dresner Martin Meyerson Kenneth T. Rosen

     (1) Chairman
     (2) Officer of Avatar
Executive Committee
       The Executive Committee of the Board of Directors has authority to exercise most powers of the full Board of Directors in connection with matters which arise during the intervals between meetings of the Board of Directors. The Executive Committee did not meet during 2004.
Audit Committee
       The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management regarding: (i) the conduct and integrity of Avatar’s financial reporting; (ii) Avatar’s systems of internal accounting and financial and disclosure controls; (iii) the qualifications, engagement, compensation, independence and performance of the independent auditors, their conduct of the annual audit and their engagement for any other services; (iv) Avatar’s legal and regulatory compliance; (v) codes of ethics as established by management and the Board; and (vi) the preparation of the audit committee report for inclusion in the annual proxy statement. The Audit Committee may also perform such other tasks as are assigned to it from time to time by the Board of Directors. The Audit Committee has the authority to obtain advice and assistance from, and receive adequate resources and funding from Avatar for, outside counsel, independent auditors or other advisors. The Audit Committee met ten times during the fiscal year ended December 31, 2004. The Audit Committee is governed by a written charter approved by the Board of Directors. The charter is available on Avatar’s website at www.avatarholdings.com.
      All members of the Audit Committee have been determined to be independent (see “Director Independence”). The Board of Directors has also determined that all members of the Audit Committee are financially literate under Nasdaq’s listing standards and Joel M. Simon is the Committee’s “audit committee financial expert,” as defined in the rules of the SEC and for purposes of Nasdaq’s listing standards.
      Audit Committee Report
       The following is the report of Avatar’s Audit Committee with respect to Avatar’s audited financial statements for the fiscal year ended December 31, 2004:
      The Committee has reviewed and discussed Avatar’s audited financial statements with management.
      The Committee has discussed with Ernst & Young LLP, Avatar’s independent auditors, the matters required to be discussed by SAS 61 (Communication with Audit Committees), as amended,

regarding the auditors’ judgments about the quality of Avatar’s accounting principles as applied in its financial reporting.
      The Committee has also received written disclosures within the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young their independence.
      Based on the review and discussions referred to above, the Committee recommended to Avatar’s Board of Directors that its audited financial statements be included in Avatar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.
March 3, 2005

AUDIT COMMITTEE

Kenneth T. Rosen, Chairman
Eduardo A. Brea
Milton Dresner
Joel M. Simon
Beth A. Stewart
Nominating and Corporate Governance Committee
       The Nominating and Corporate Governance Committee assists the Board of Directors in: (i) identifying, screening and reviewing individuals to serve as directors and recommending candidates for nomination for election at the annual meeting of stockholders or to fill Board vacancies; (ii) overseeing Avatar’s policies and procedures for receipt of stockholder suggestions regarding composition of the Board and recommendations of candidates for nomination; (iii) overseeing implementation of Avatar’s Corporate Governance Guidelines and Principles; and (iv) reviewing Avatar’s overall corporate governance and recommending changes when necessary or desirable. The Committee may also perform such additional tasks as assigned to it by the Board of Directors. The Committee has the authority to obtain advice and assistance from, and receive adequate resources and funding from Avatar for, outside counsel, consultants and other advisors. The Committee met three times during the fiscal year ended December 31, 2004.
      All members of the Committee have been determined to be independent (see “Director Independence”). The Committee is governed by a written charter approved by the Board of Directors. The charter is available on Avatar’s website at www.avatarholdings.com.
      The Nominating and Corporate Governance Committee assesses the appropriate size of the board, evaluates the membership and determines whether any vacancies are anticipated. The Committee considers candidates for Board membership based upon various criteria, including their business and professional skills and experience, personal integrity and judgment, commitment to representing the long-term interests of stockholders and availability to participate in Board activities. The Committee will consider candidates suggested by its members, other Board members, management and stockholders, and may, if necessary or appropriate, utilize the services of a professional search firm. In order to be considered, a recommendation from a stockholder must include the stockholder’s name and contact information, the candidate’s name and contact information, a brief description of the candidate’s background and qualifications and a statement by the candidate that he or she is willing and able to serve on the Board. The Committee may also require candidates to provide such other information as it may request.
      Avatar’s By-Laws establish advance notice procedures with respect to nominations for election for an annual meeting (see “Stockholders’ Proposals and Nominations of Board Members”).
      Joshua Nash, who was elected to the Board on September 29, 2004, was recommended by Avatar’s former Chairman of the Board, Jack Nash.

Compensation Committee
      The Compensation Committee assists the Board of Directors in overseeing management compensation policies and practices, including (i) determination and approval of the compensation of the Chief Executive Officer; (ii) review and approval of compensation levels for Avatar’s other executive officers; (iii) review and approval of management incentive compensation policies and programs; (iv) review and approval of equity compensation programs for employees and the exercise of discretion in the administration of such programs; and (v) preparation of an annual report on executive compensation for inclusion in the proxy statement. The Compensation Committee may perform such other tasks as assigned to it by the Board of Directors. The Compensation Committee has the authority to obtain advice and assistance from, and receive adequate resources and funding from Avatar for, outside counsel, compensation consultants and other advisors. The Compensation Committee met five times during the fiscal year ended December 31, 2004.
      The Compensation Committee is governed by a written charter approved by the Board of Directors. The charter is available on Avatar’s website at www.avatarholdings.com.
Directors’ Compensation
      Compensation of directors who are not salaried employees of Avatar is $32,500 per annum. A member of the Executive Committee who is not a salaried employee of Avatar receives a retainer of $2,000 per annum. Members and the Chairman of the Audit Committee receive additional compensation of $12,000 and $14,000 per annum, respectively. Members and the Chairman of the Nominating and Corporate Governance Committee receive additional compensation of $4,000 and $7,000 per annum, respectively. Members and the Chairman of the Compensation Committee receive additional compensation of $4,000 and $5,000 per annum, respectively. In connection with its current review of Avatar’s non-employee director compensation, the Nominating and Corporate Governance Committee is considering permitting non-employee directors the ability to defer a portion of their cash compensation into stock units. The committee is also considering annual awards of restricted stock units to all non-employee directors.
Directors’ Attendance
       In fiscal year 2004 all of the incumbent directors attended 75% or more of the aggregate of their respective Board and Committee meetings, except Jack Nash whose absences were attributable to illness.
Directors’ Attendance at Annual Meetings of Stockholders
       The Board encourages each member of the Board to attend each annual meeting of stockholders, but recognizes that unavoidable circumstances may prevent attendance. All members of the Board who were standing for election or reelection, except Jack Nash, attended the 2004 Annual Meeting of Stockholders.
Communication with the Board of Directors
       A stockholder who wishes to communicate with the Board, or specific individual directors, may direct written communication addressed to the Board or such director or directors in care of the Corporate Secretary, Avatar Holdings Inc., 201 Alhambra Circle, Coral Gables, Florida 33134.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
Summary Compensation Table
       The following table sets forth information with respect to compensation of the Chief Executive Officer and the four other highest paid executive officers of Avatar whose total salary and accrued bonus was $100,000 or more for the year ended December 31, 2004, hereinafter referred to as the “Named Executive Officers.”

		Annual Compensation					Long-Term Compensation Awards

						Other(1)	Restricted		Securities	LTIP
						Annual	Stock		Underlying	Payouts		All Other
Name and Principal Position(s)	Year	Salary		Bonus		Compensation	Awards($)		Options(#)	($)		Compensation(7)

Gerald D. Kelfer	2004	$500,000	(2)	$500,000	(2)					$1,563,349	(5)	$2,783
Chairman of the	2003	500,000	(2)	500,000	(2)		$3,162,500	(3)		1,412,651	(6)	3,000
Executive Committee,	2002	500,000	(2)	500,000	(2)
Chief Executive Officer and President

Jonathan Fels	2004	$500,000	(2)	$250,000	(2)					$1,858,667	(5)	$2,783
President, Avatar	2003	500,000	(2)	250,000	(2)		632,500	(4)	60,000	1,059,488	(6)	3,000
Properties Inc.	2002	400,000	(2)	250,000								0

Michael Levy	2004	$500,000	(2)	$250,000	(2)					$1,858,667	(5)	$2,783
Executive Vice	2003	500,000	(2)	250,000	(2)		632,500 (4)		60,000	1,059,488	(6)	3,000
President and	2002	400,000	(2)	250,000								0
Chief Operating Officer, Avatar Properties Inc.

Dennis J. Getman	2004	$350,000	(2)	$14,964	(2)							$2,783
Executive Vice	2003	350,000	(2)	76,021	(2)		500,004 (4)					3,000
President and	2002	250,000		217,368								0
General Counsel

Charles L. McNairy	2004	$250,000		$25,000			523,125	(4)				$2,783
Executive Vice	2003	225,000		25,000								3,000
President,	2002	225,000		5,000								0
Treasurer and Chief Financial Officer

(1)	Each Named Executive Officer received an automobile allowance or used a company-leased automobile. The aggregate value of this benefit did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each of the Named Executive Officers. Avatar also provides group life, health, hospitalization and medical reimbursement plans which do not discriminate in scope, terms or operation in favor of officers and are available to all full-time employees.
(2)	For discussion of Avatar’s employment agreements with Messrs. Kelfer, Fels, Levy and Getman, see “Employment and Other Agreements.”
(3)	On March 27, 2003, fully vested options previously granted to Mr. Kelfer were cancelled, and he was granted an opportunity to receive an aggregate of 75,000 performance conditioned restricted stock units. Also on March 27, 2003, Mr. Kelfer was granted an opportunity to receive an additional 50,000 performance conditioned restricted stock units. See “Employment and Other Agreements” below. The dollar amount reported in the table has been calculated by multiplying the closing price of Avatar Common Stock on the date of the awards by 125,000. Mr. Kelfer is not entitled to receive dividends on the units.
(4)	The dollar amounts reported in the table were calculated by multiplying the respective closing price of Avatar common stock on the respective dates of the awards by 25,000 for each of Mr. Fels and Mr. Levy, by 15,504 for Mr. Getman and by 12,500 for Mr. McNairy. Messrs. Fels, Levy, Getman and McNairy are not entitled to receive dividends on the units.
(5)	Represents $1,087,349, $1,477,667 and $1,477,667 paid or accrued for the 2004 fiscal year to Mr. Kelfer, Mr. Fels and Mr. Levy, respectively, under Cash Bonus Award Agreements entered into on October 20, 2000; and $476,000, $381,000 and $381,000 accrued for the 2004 fiscal year to Mr. Kelfer, Mr. Fels and Mr. Levy, respectively, under Earnings Participation Award Agreements entered into on March 27, 2003. See “Employment and Other Agreements” below.
(6)	Represents amounts paid or accrued for the 2003 fiscal year to Mr. Kelfer, Mr. Fels and Mr. Levy, respectively, under Cash Bonus Award Agreements entered into on October 20, 2000. See “Employment and Other Agreements” below.
(7)	Reflects Avatar’s contribution to the 401(k) Plan. Avatar did not have a matching contribution in effect for the year ended December 31, 2002.

Option/SAR Grants in 2004
       No options or SARs were granted to any Named Executive Officer during 2004.
Aggregated Option Exercises in 2004 and Option Values at December 31, 2004
       During 2004, no options were exercised by any Named Executive Officer. Options held by Named Executive Officers were in-the-money at December 31, 2004.

	Number of Securities
	Underlying Unexercised		Value of Unexercised In-the-Money
	Options at		Options at December 31,
	December 31, 2004(#)		2004($)(1)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Gerald D. Kelfer	0	0	$0	$0
Jonathan Fels	50,000	60,000	1,155,000	1,386,000
Michael Levy	50,000	60,000	1,155,000	1,386,000
Dennis J. Getman	10,000	0	231,000	0
Charles L. McNairy	0	0	0	0

(1)	Represents the difference between the $48.10 closing price of Avatar Common Stock on December 31, 2004 and the exercise price of the options.
Equity Compensation Plan Information
       The following table summarizes information about the options, warrants and rights and other equity compensation under Avatar’s equity plans as of December 31, 2004.

	Number of securities to				Number of securities remaining
	be issued upon		Weighted-average exercise		available for future issuance
	exercise		price of outstanding		under equity compensation
	of outstanding options,		options, warrants and		plans (excluding securities
	warrants and rights		rights		reflected in column (a))
Plan Category	(a)		(b)		(c)

Equity compensation plans approved by security holders	639,004	(1)	$25.00	(2)	210,996
Equity compensation plans not approved by security holders	none		—		none
Total	639,004	(1)	$25.00	(2)	210,996

(1)	Includes 379,004 performance-conditioned restricted stock units, the actual grant of which is conditioned on certain criteria but which are not subject to payment of an exercise price.
(2)	Not applicable to restricted stock units.
Employment and Other Agreements
       On April 15, 2005, we conditionally entered into amended and restated employment agreements and amended and restated earnings participation award agreements with three of our executives — Messrs. Kelfer, Fels and Levy. On the same day, we also conditionally entered into change in control award agreements, 2008-2010 earnings participation award agreements and restricted stock unit award agreements with each of them. These agreements will not become effective unless stockholders of Avatar approve the 2005 Restatement of the Incentive Plan and the 2005 Executive Plan at the Annual Meeting (but not later than June 30, 2005) and the executive is employed by us on the date of stockholder approval. If these agreements do not become effective, they will terminate, but existing compensation agreements, including their existing amended and restated employment agreements and earnings participation award agreements, will continue in effect in accordance with their terms. The following description of employment and other agreements for Messrs. Kelfer, Fels and Levy assumes that stockholder approvals are obtained at the Annual Meeting and that the agreements will become effective (however, if stockholder approvals are not obtained, we refer you to our description of the existing compensation and other agreements set forth in Avatar’s proxy statement relating to last year’s annual meeting of stockholders).
Agreements with Gerald Kelfer

Amended and Restated Employment Agreement
      As of March 27, 2003, Avatar entered into an amended and restated employment agreement with Mr. Kelfer, President, Chief Executive Officer, Chairman of the Executive Committee and Vice Chairman of the Board, which was conditionally amended and restated as of April 15, 2005. As amended, the employment agreement expires on June 30, 2011. Pursuant to the agreement, Mr. Kelfer continues to receive an annual base salary of $500,000 and an annual bonus of $500,000.
      If Mr. Kelfer resigns for good reason or is terminated without cause, he is entitled to receive his base annual salary and annual bonus through the earlier of June 30, 2011 and the second anniversary of the date of termination, subject to certain mitigation provisions. If Mr. Kelfer’s employment terminates on June 30, 2011 or he is terminated prior thereto without cause or resigns for good reason, he will be entitled to annual payments of $250,000 for four years. If his employment is terminated due to his death or disability or he terminates his employment as a result of a change in control (as defined in the employment agreement), Mr. Kelfer or his estate shall be entitled to receive an annual payment for four years equal to the amount derived by multiplying $250,000 by a fraction, the numerator of which is the number of completed whole months of employment from November 30, 2000 and the denominator of which is 97 (the number of whole months until December 31, 2008, the expiration date of the agreement prior to the conditional April 15, 2005 amendment and restatement). In addition, if Mr. Kelfer terminates his employment as a result of a change in control, he is entitled to receive his base salary and annual bonus through the earlier of June 30, 2011 and the first anniversary of the date of termination. If Mr. Kelfer resigns without good reason or is terminated for cause, he is entitled to receive his base salary and prorated bonus through the date of termination.

Cash Bonus Award Agreement
      On October 20, 2000, Avatar entered into a cash bonus award agreement with Mr. Kelfer pursuant to which Mr. Kelfer was granted an award relating to parcels 1, 8, 9 of Avatar’s Harbor Islands community development project (the “Harbor Islands Project”). The award entitles Mr. Kelfer to receive quarterly cash bonus payments equal to 8% of the cash flow of the Harbor Islands Project. In determining “cash flow,” there is a deduction for a cost of capital that Avatar would charge to the project to the extent the project is funded by Avatar, such charge to be not less than 10% per annum. Prior to the payment of any bonus, Avatar must first receive cumulative cash flow equal to $17 million (the approximate value of the land that Avatar has contributed to the project), plus a 10% return thereon compounded monthly (the “Minimum Return”). Mr. Kelfer has been paid or accrued $1,087,349 and $1,412,651 for 2004 and 2003, respectively, under the award and is no longer entitled to receive any future payments under the award.
      The award also provides for repayment to Avatar by Mr. Kelfer at the end of the project, on an after-tax basis, of any excess payment, plus interest, should the Compensation Committee determine that the aggregate amount of bonus payments exceeds the aggregate amount that would have been paid if the bonus payment had been made at the end of the project.

Amended and Restated Earnings Participation Award Agreement
      As of March 27, 2003, Avatar entered into an earnings participation award agreement with Mr. Kelfer, pursuant to which he was granted a cash award and a stock award relating to the achievement of performance goals. This agreement was conditionally amended and restated as of April 15, 2005. As amended, the cash award entitles Mr. Kelfer to a cash payment with respect to each fiscal year beginning 2003 and ending 2007 equal to two and one-half percent of Avatar’s gross profit over preestablished levels as determined by the Compensation Committee. For purposes of the Amended and Restated Earnings Participation Award Agreement and the Change in Control Award Agreement (see below), gross profit generally means Avatar’s net income, plus taxes and minus certain excluded amounts. Under the provisions of the Executive Incentive Compensation Plan, total awards are limited to a maximum of $5,000,000 per individual. Therefore, Mr. Kelfer may receive a maximum aggregate amount of $5,000,000 under the cash bonus award relating to the Harbor Islands Project and the amended and restated earnings participation award agreement. Mr. Kelfer has been paid or accrued $476,000 pursuant to the cash award for 2004. No cash award was paid or accrued for 2003.
      The stock award entitles Mr. Kelfer to receive a number of shares of Avatar Common Stock having a fair market value (as defined) equal to two and one-half percent of the excess of actual gross profit (as defined) from January 1, 2003 through December 31, 2007 over the established target gross profit of approximately $187,000,000. Under the provisions of the Amended and Restated 1997 Incentive and Capital Accumulation Plan, as amended by the 2005 Restatement (the “Incentive Plan”), the aggregate number of shares that may be granted to any one individual would be 750,000. Mr. Kelfer would not be eligible to receive any shares of Common Stock pursuant to the amended and restated earnings participation award unless the 2005 Restatement to the Incentive Plan is approved by the Avatar stockholders.
      If Mr. Kelfer’s employment is terminated for cause or upon resignation for other than good reason, rights to future cash payments or Common Stock issuances accruing after the date of termination are forfeited. If Mr. Kelfer’s employment is terminated other than for cause or upon resignation for good reason, he will continue to receive future cash payments and Common Stock issuances. If his termination is due to his death or disability, he or his estate would receive a prorated cash payment for the fiscal year in which his employment was terminated and prorated Common Stock issuances based upon the number of months actually employed during the performance period. Upon the occurrence of a change in control (as defined), Mr. Kelfer would receive a prorated cash payment for the fiscal year in which the change in control occurs and future cash awards and stock awards would be cancelled. Under the Change in Control Award Agreement conditionally entered into on April 15, 2005, Mr. Kelfer would be entitled to a cash payment equal to two and one-half percent of the excess of actual gross profit from April 1, 2005 through the change in control date over the established target gross profit of approximately $141,995,000. The payment pursuant to the change in control award may not exceed $3,750,000.

2008-2010 Earnings Participation Award Agreement
      As of April 15, 2005, Avatar conditionally entered into an earnings participation award agreement with Mr. Kelfer, pursuant to which he was granted an annual and cumulative cash award relating to the achievement of performance goals during the 2008-2010 fiscal years. The annual cash award entitles Mr. Kelfer to a cash payment with respect to each fiscal year beginning 2008 and ending 2010 equal to two and one-quarter percent of Avatar’s gross profit over preestablished levels as determined by the Compensation Committee. For purposes of the 2008-2010 Earnings Participation Award Agreement, gross profit generally means Avatar’s net income, plus taxes and incentive compensation paid to Messrs. Kelfer, Fels and Levy under their respective 2008-2010 Earnings Participation Award Agreements with Avatar and minus certain excluded amounts. The payments pursuant to the annual cash award may not exceed $1,800,000 for each of the first two fiscal years of the performance period and up to $2,200,000 for the third fiscal year of the performance period. However, the aggregate payments pursuant to the annual cash award for the three years may not exceed $5,400,000.
      The cumulative cash award entitles Mr. Kelfer to receive a cash payment equal to one and one-half percent of the excess of actual gross profit (as defined) from January 1, 2008 through

December 31, 2010 over the established target gross profit of $390,000,000. The payment pursuant to the cumulative cash award may not exceed $1,200,000.
      If Mr. Kelfer’s employment is terminated for cause or upon resignation for other than good reason, rights to future cash payments accruing after the date of termination are forfeited. If Mr. Kelfer’s employment is terminated other than for cause or upon resignation for good reason, he will continue to receive future cash payments. If his termination is due to his death or disability, he or his estate would receive a prorated annual cash award for the fiscal year in which his employment was terminated and a prorated cumulative cash award, in each case based upon the number of months actually employed during the performance period. Upon the occurrence of a change in control (as defined), Mr. Kelfer would receive a prorated annual cash award for the fiscal year in which the change in control occurs and a cash payment not to exceed $1,200,000 equal to one and one-half percent of the excess of actual gross profit (as defined) from January 1, 2008 through the change in control date over the established target gross profit of $390,000,000. Future cash awards would be cancelled.

Restricted Stock Unit Agreements
      Mr. Kelfer has been awarded over time the opportunity to receive a total of 365,000 performance conditioned restricted stock units, consisting of 100,000 units awarded on December 7, 1998, 50,000 units awarded on October 20, 2000, an aggregate of 125,000 units awarded on March 27, 2003 and an aggregate of 90,000 units conditionally awarded on April 15, 2005.
      Each of the restricted stock awards to Mr. Kelfer is conditioned upon (i) the closing price of Avatar Common Stock being at least equal to a specified hurdle price for 20 trading days out of 30 consecutive trading days during the period beginning on the award date and ending on the vesting date and (ii) the continued employment of Mr. Kelfer at the time the foregoing condition is satisfied.
      If Mr. Kelfer’s employment is terminated due to his disability or death after a hurdle price condition is met, Mr. Kelfer will receive the greater of a pro rata portion based on the number of whole months which have elapsed from January of the year in which Mr. Kelfer received the award to the date of Mr. Kelfer’s disability or death or one-half of the units. If Mr. Kelfer’s employment is terminated other than for cause or upon resignation for good reason, all units that satisfy the hurdle price condition shall vest on the date of such termination or resignation and, with respect to those units conditionally awarded on April 15, 2005, such units that satisfy the hurdle price condition on or prior to June 30, 2011 shall vest on the date such condition is satisfied. If Mr. Kelfer resigns without good reason or is terminated for cause, all of the units will be forfeited. Otherwise, units that have satisfied the hurdle price condition immediately vest in full upon the vesting date or upon a change in control, in each case so long as Mr. Kelfer is employed by Avatar as of such date.

      The table below sets forth the award date, number of units awarded, hurdle price per share and vesting date for units awarded to Mr. Kelfer.

Award Date	# RSUs	Hurdle Price(1)	Vesting Date(2)

12/07/1998 (3)	100,000	$25.00	12/31/2005
10/20/2000	50,000	$25.00	12/31/2005
3/27/2003	50,000	$34.00	12/31/2008
3/27/2003 (4)	23,700	$38.00	12/31/2008
3/27/2003 (4)	20,000	$42.00	12/31/2008
3/27/2003 (4)	15,000	$46.00	12/31/2008
3/27/2003 (4)	16,300	$50.00	12/31/2008
4/15/2005 (5)	30,000	$65.00	6/30/2011
4/15/2005 (5)	30,000	$72.50	6/30/2011
4/15/2005 (5)	30,000	$80.00	6/30/2011

     (1) Since being awarded, the performance condition for 258,700 of the units have been met (i.e., the $25, $34, $38, $42 and $46 hurdle prices were satisfied on 5/25/2001, 12/29/2003, 2/6/2004, 9/13/2004, and 12/3/2004, respectively), and such units have been granted subject to vesting.
     (2) Subject to earlier vesting as described above.
     (3) On December 7, 1998, Avatar entered into a restricted stock unit agreement with Mr. Kelfer, which was amended and restated as of October 20, 2000 and further amended on March 27, 2003.
     (4) On March 27, 2003, Mr. Kelfer’s fully vested nonqualified stock options to purchase 225,000 shares of Avatar Common Stock were cancelled and Mr. Kelfer was granted an opportunity to receive 75,000 performance-conditioned restricted stock units.
     (5) See “New Plan Benefits” table below.
Agreements with Jonathan Fels and Michael Levy

Amended and Restated Employment Agreement
      As of January 1, 2003, Avatar entered into amended and restated employment agreements with Jonathan Fels, as President of Avatar Properties Inc. (“Properties”), and Michael Levy, as Executive Vice President and Chief Operating Officer of Properties, which were conditionally amended and restated as of April 15, 2005. Pursuant to their respective employment agreements, as amended, the terms of employment for each of Mr. Fels and Mr. Levy have been extended to December 31, 2010. Each of Mr. Fels and Mr. Levy receives an annual base salary of $500,000, subject to review and increase by the Board, and effective as of January 1, 2005, a calendar year annual cash bonus of $400,000 (in 2003 and 2004 the bonus had been $250,000). If the employment of Mr. Fels or Mr. Levy, as the case may be, is terminated due to disability, death or resignation without good reason or terminated by Avatar for cause, then he or his estate (in the event of his death) will receive his accrued but unpaid base salary through the date of termination. In the event of termination due to death or disability, Mr. Fels or Mr. Levy, or his respective estate, will also receive his annual bonus prorated to the date of termination. If Mr. Fels or Mr. Levy resigns for good reason or is terminated without cause, he is entitled to receive his base salary and annual bonus through the earlier of December 31, 2010 and the second anniversary of the date of termination, subject to certain mitigation provisions.
      In the event of a change in control of Avatar prior to December 31, 2010, the term of employment for each of Messrs. Fels and Levy shall be reduced or extended, as applicable, depending on the date of the change in control, to expire upon the earlier of June 30, 2011 and the first anniversary of the change in control. For the period following a change in control, Messrs. Fels and Levy shall cease to receive their base salary and annual bonus and Avatar shall deposit $1,800,000 (the “Retention Amount”) with respect to each of Messrs. Fels and Levy (subject to pro rata adjustment in the event of a change in control after June 30, 2010) into a custodial account to be disbursed to the executive upon expiration of the employment term if the executive is continuously employed by Avatar (or its successor) or any of its subsidiaries through such date. If the employment of Mr. Fels or Mr. Levy, as the case may be, is terminated due to death or disability, Mr. Fels or Mr. Levy, or his respective estate, will receive a prorated portion of the Retention Amount based on the number of days between the change in control and the date of termination. If Mr. Fels or Mr. Levy resigns for good reason or is terminated without cause, he is entitled to receive the full Retention Amount. If Mr. Fels or Mr. Levy resigns without good reason or is terminated for cause, the right to receive the Retention Amount will be forfeited and the Retention Amount will be donated to one or more charitable not-for-profit organizations designated by the board of Avatar.

Cash Bonus Award Agreements
      On October 20, 2000, Avatar entered into cash bonus award agreements with Mr. Fels and Mr. Levy, pursuant to which each was granted an award relating to the Harbor Islands Project. The awards entitle each of Mr. Fels and Mr. Levy to receive quarterly cash bonus payments equal to 6% of the cash flow of the Harbor Islands Project. In determining “cash flow”, there is a deduction for a cost of capital that Avatar would charge to the project to the extent the project is funded by Avatar, such charge to be not less than 10% per annum. Prior to the payment of any bonus, Avatar must first receive the Minimum Return. Messrs. Fels and Levy were each paid or accrued $1,477,667 and $1,059,488 for 2004 and 2003, respectively, pursuant to the awards.
      The awards also provide for repayment at the end of the project, on an after-tax basis, of any excess payment, plus interest, should the Compensation Committee determine that the aggregate amount of bonus payments exceeds the aggregate amount that would have been paid if the bonus payments had been made at the end of the project.
      If either Mr. Fels’ or Mr. Levy’s employment is terminated other than for cause or upon resignation for good reason, he will continue to receive future bonus payments. If either Mr. Fels’ or Mr. Levy’s termination is due to his permanent disability or death, he or his estate would continue to receive prorated bonus payments based upon the number of months actually employed.

Amended and Restated Earnings Participation Award Agreements
      On March 6, 2003, Avatar entered into earnings participation award agreements with Mr. Fels and Mr. Levy, pursuant to which each was granted a cash award and a stock award relating to the achievement of performance goals under Avatar’s business plan. These agreements were conditionally amended and restated as of April 15, 2005. As amended, the cash awards entitle each of Mr. Fels and Mr. Levy to a cash payment with respect to each fiscal year beginning 2003 and ending 2007 equal to two percent of Avatar’s gross profit over preestablished levels as determined by the Compensation Committee. For purposes of the Amended and Restated Earnings Participation Award Agreements and the Change in Control Award Agreements (see below), gross profit generally means Avatar’s net income, plus taxes and minus certain excluded amounts. Under the provisions of the Executive Incentive Compensation Plan, total cash awards are limited to a maximum of $5,000,000 per individual. Therefore, each of Mr. Fels and Mr. Levy may receive a maximum of $5,000,000 under the cash bonus award relating to the Harbor Islands Project and the earnings participation award agreement. Each of Messrs. Fels and Levy have been paid or accrued $381,000 pursuant to the cash award for 2004. No cash awards were paid or accrued for 2003.
      The stock awards entitle each of Mr. Fels and Mr. Levy to receive a number of shares of Avatar Common Stock having a fair market value (as defined) equal to two percent of the excess of actual gross profit (as defined) from January 1, 2003 through December 31, 2007 over the established target gross profit of approximately $187,000,000.
      If either Mr. Fels’ or Mr. Levy’s employment is terminated for cause or upon resignation for other than good reason, rights to future cash payments or Common Stock issuances accruing after the date of termination are forfeited. If either Mr. Fels’ or Mr. Levy’s employment is terminated other than for cause or upon resignation for good reason, he will continue to receive future cash payments and Common Stock issuances. If either Mr. Fels’ or Mr. Levy’s termination is due to his permanent disability or death, he or his estate would receive a prorated cash payment for the fiscal year in which his employment was terminated and prorated Common Stock issuances based upon the number of months actually employed during the performance period. Upon the occurrence of a change in control (as defined), Mr. Fels and Mr. Levy would receive prorated cash payments for the fiscal year in which the change in control occurs and future cash awards and stock awards would be cancelled. Under the Change in Control Award Agreement entered into on April 15, 2005, each of Messrs. Fels and Levy would be entitled to a cash payment equal to two percent of the excess of actual gross profit from April 1, 2005 through the change in control date over the established target gross profit of approximately $141,995,000. The payment pursuant to the change in control award may not exceed $3,000,000.

2008-2010 Earnings Participation Award Agreement
      As of April 15, 2005, Avatar conditionally entered into an earnings participation award agreement with each of Messrs. Fels and Levy, pursuant to which each was granted an annual and cumulative cash award relating to the achievement of performance goals. The annual cash award entitles the executive to a cash payment with respect to each fiscal year beginning 2008 and ending 2010 equal to two percent of Avatar’s gross profit over preestablished levels as determined by the Compensation Committee. For purposes of the 2008-2010 Earnings Participation Award Agreements, gross profit generally means Avatar’s net income, plus taxes and incentive compensation paid to Messrs. Kelfer, Fels and Levy pursuant to their respective 2008-2010 Earnings Participation Award Agreements with Avatar and minus certain excluded amounts. The payments pursuant to the annual cash award may not exceed $1,600,000 for each of the first two fiscal years of the performance period and up to $2,000,000 for the third fiscal year of the performance period. However, the aggregate payments pursuant to the annual cash award may not exceed $4,800,000.
      The cumulative cash award entitles each of Messrs. Fels and Levy to receive a cash payment equal to one and one-quarter percent of the excess of actual gross profit (as defined) from January 1, 2008 through December 31, 2010 over the established target gross profit of $390,000,000. The payment pursuant to the cumulative cash award may not exceed $900,000.
      If either Mr. Fels’ or Mr. Levy’s employment is terminated for cause or upon resignation for other than good reason, rights to future cash payments accruing after the date of termination are forfeited. If either Mr. Fels’ or Mr. Levy’s employment is terminated other than for cause or upon resignation for good reason, he will continue to receive future cash payments. If either Mr. Fels’ or Mr. Levy’s termination is due to his death or disability, he or his estate would receive a prorated annual cash award for the fiscal year in which his employment was terminated and a prorated cumulative cash award, in each case based upon the number of months actually employed during the performance period. Upon the occurrence of a change in control (as defined), each of Mr. Fels and Mr. Levy would receive a prorated annual cash award for the fiscal year in which the change in control occurs. In addition, a cash payment not to exceed $900,000 equal to one and one-quarter percent of the excess of actual gross profit (as defined) from January 1, 2008 through the change in control date over the established target gross profit of $390,000,000 would be deposited in a custodial account on the date of the change in control and would constitute and be disbursed as part of the Retention Amount (as described above). Future cash awards would be cancelled.

Nonqualified Stock Option Agreements
      On February 19, 1999, Messrs. Fels and Levy were each granted options to purchase 50,000 shares of Avatar Common Stock under the Incentive Plan, at an exercise price of $25.00 per share. The options granted to each of Messrs. Fels and Levy were fully vested as of February 19, 2002.

      If the employment of Mr. Fels or Mr. Levy, as the case may be, is terminated due to his disability or death, the options will remain exercisable for one year following the date of termination. If either Mr. Fels or Mr. Levy, as the case may be, resigns without good reason or is terminated for cause, any unexercised options become null and void upon such termination. Otherwise, the options will remain exercisable until February 19, 2009.
      On March 13, 2003, Messrs. Fels and Levy were each granted additional options to purchase 60,000 shares of Avatar Common Stock under the Incentive Plan, at an exercise price of $25.00 per share. The options vest and become exercisable on December 31, 2007.
      If the employment of Mr. Fels or Mr. Levy, as the case may be, is terminated due to his disability or death, the options will vest pro rata based on the amount of time elapsed between January 1, 2003 and December 31, 2007, and such options will become immediately exercisable and expire one year following the date of termination. If either Mr. Fels or Mr. Levy, as the case may be, resigns without good reason or is terminated for cause, any unexercised options become null and void upon such termination. Otherwise, the options will remain exercisable until March 13, 2013.

Restricted Stock Unit Agreements
      As of March 27, 2003, Avatar entered into restricted stock unit agreements with each of Messrs. Fels and Levy, pursuant to which each has been awarded an opportunity to receive 25,000 performance conditioned restricted stock units representing 25,000 shares of Avatar Common Stock. As of April 15, 2005, Avatar conditionally entered into restricted stock unit agreements with each of Messrs. Fels and Levy, pursuant to which each has been awarded an opportunity to receive 75,000 performance-conditioned restricted stock units representing 75,000 shares of Avatar Common Stock.
      Each of the restricted stock awards to Messrs. Fels and Levy is conditioned upon (i) the closing price of Avatar Common Stock being at least a specified hurdle price per share for 20 trading days out of 30 consecutive trading days during the period beginning on the award date and ending on the vesting date, and (ii) the continued employment of Mr. Fels or Mr. Levy, as the case may be, at the time the foregoing condition is satisfied.
      If Mr. Fels’ or Mr. Levy’s employment is terminated due to his disability or death after a hurdle price condition is met, Mr. Fels or Mr. Levy will receive the greater of a pro rata portion of the units based on the number of whole months which have elapsed from January 1, 2003 to the date of Mr. Fels’ or Mr. Levy’s disability or death or half of the units. If Mr. Fels’ or Mr. Levy’s employment is terminated other than for cause or upon resignation for good reason, all units that satisfy the performance condition shall vest on the date of such termination or resignation and, with respect to those units awarded on April 15, 2005, such units that satisfy the hurdle price condition on or prior to December 31, 2010, shall vest on the date such condition is satisfied. If either Mr. Fels or Mr. Levy resigns without good reason or is terminated for cause, all of the executive’s units will be forfeited. Otherwise, the units granted to either Mr. Fels or Mr. Levy immediately vest in full upon the vesting date or upon a change in control, in each case so long as the executive is employed by Avatar or any of its subsidiaries as of such date.
      The table below sets forth the award date, number of units awarded, hurdle price and vesting date for units awarded to each of Messrs. Fels and Levy.

Award Date	# RSUs	Hurdle Price	Vesting Date(1)

3/27/2003 (2)	25,000	$34.00	12/31/2007
4/15/2005 (3)	25,000	$65.00	12/31/2010
4/15/2005 (3)	25,000	$72.50	12/31/2010
4/15/2005 (3)	25,000	$80.00	12/31/2010

     (1) Subject to earlier vesting as described above.
     (2) Since being awarded, the performance condition for 25,000 of the units has been met (i.e., the $34 hurdle price was satisfied on 12/29/2003), and such units have been granted subject to vesting.
     (3) See “New Plan Benefits” table below.
Agreements with Dennis J. Getman

Employment Agreement
      On September 11, 2003, Avatar entered into an Employment Agreement with Dennis J. Getman, Executive Vice President and General Counsel, effective as of January 1, 2003, for a term of four years at an annual base salary of $350,000, subject to review and increase by the Board, and additional compensation of specified percentages of net sale proceeds on certain designated asset sales. Over the term of the Agreement, maximum aggregate additional compensation payable to Mr. Getman is $1,600,000.
      If Mr. Getman’s employment is terminated due to his disability or death, Mr. Getman or his estate will receive his accrued but unpaid base salary and any additional compensation to which he may be entitled. If Mr. Getman is terminated without cause, he is entitled to receive his accrued but unpaid base salary, any additional compensation to which he may be entitled and a lump sum payment of $350,000 in lieu of any other payments or benefits. If Mr. Getman is terminated for cause or resigns, he is entitled to receive his accrued but unpaid base salary.

Nonqualified Stock Option Agreement
      On February 19, 1999, Mr. Getman was granted options to purchase 10,000 shares of Avatar Common Stock under the Incentive Plan, at an exercise price of $25.00 per share. The options granted to Mr. Getman were fully vested as of February 19, 2002.
      If Mr. Getman’s employment is terminated due to his disability or death, the options will remain exercisable for one year following the date of termination. If Mr. Getman resigns without good reason or is terminated for cause, any unexercised options become null and void upon such termination. Otherwise, the options will remain exercisable until February 19, 2009.

Restricted Stock Unit Agreement
      As of September 11, 2003, Avatar entered into a restricted stock unit agreement with Mr. Getman, pursuant to which he has been granted 15,504 restricted stock units representing 15,504 shares of Avatar Common Stock. The units vest in full on January 2, 2007, provided that Mr. Getman is employed by Avatar on December 31, 2006.
      If Mr. Getman’s employment is terminated due to his disability or death, Mr. Getman or his estate will be entitled to receive 7,752 units. If his employment is terminated for cause, all units will be forfeited. If he is terminated without cause, Mr. Getman will be entitled to receive all units granted to him.
Agreements with Charles L. McNairy

Restricted Stock Unit Agreement
      On July 22 2004, Avatar entered into a restricted stock unit agreement with Mr. McNairy pursuant to which Mr. McNairy was awarded an opportunity to receive 12,500 performance conditioned restricted stock units representing 12,500 shares of Avatar Common Stock. The actual grant of the units was conditional upon (i) the closing price of Avatar Common Stock being at least $45.00 per share for 20 trading days out of 30 consecutive trading days during the period beginning July 22, 2004 and ending December 31, 2008, and (ii) the continued employment of Mr. McNairy at the time the foregoing condition is satisfied. This hurdle price performance condition was satisfied on December 1, 2004.

      If Mr. McNairy’s employment is terminated due to his disability or death, Mr. McNairy will receive the greater of a pro rata portion of the 12,500 units based on the number of whole months which have elapsed from January 1, 2004 to the date of Mr. McNairy’s disability or death or 6,250 units. If Mr. McNairy resigns without good reason or is terminated for cause, all of the units will be forfeited. Otherwise, the units granted to him immediately vest in full upon termination of Mr. McNairy’s employment.
      As of July 22, 2004, Avatar entered into a letter agreement with Mr. McNairy which provides that upon the earlier of his termination of employment and the conversion of the above-referenced Restricted Stock Units (the “Award”) into shares of Avatar Common Stock, Mr. McNairy will receive the greater of the Award to the extent the fair market value (as defined) of the Award is greater than the cash amounts he is entitled to receive as severance (the “Cash Payments”) or the Cash Payments.
Compensation Committee Report on Executive Compensation
       The duties and responsibilities of the Compensation Committee of the Board of Directors include determining the compensation of Avatar’s CEO and certain other executive officers and administering Avatar’s incentive compensation plans.
      Avatar’s executive compensation is intended to reward, retain and motivate management and to align the interests of Avatar’s stockholders and management. The principal components of Avatar’s executive compensation program are: salaries, cash bonuses and performance-based cash and equity awards.
      In determining salary levels and bonuses for the executive officers, primary consideration is given to each executive’s level of responsibility and individual performance, as well as compensation generally received by executives of companies engaged in similar type activities. In 2004, certain executives (other than Avatar’s CEO) received discretionary bonuses based on subjective factors.
      The Committee made awards of performance-conditioned restricted stock units to certain of Avatar’s executive officers in 2004 pursuant to a plan approved by stockholders. These awards provide that if Avatar’s common stock attains a specified market price per share (the hurdle price) for 20 trading days out of 30 consecutive trading days, such executive will be entitled to receive shares of Common Stock on a future date (the vesting date) if the executive is then employed by Avatar (subject to earlier vesting under certain circumstances).
      Also in 2004, certain executive officers received cash payouts from performance-based awards made in prior years by the Committee, which were based on the “cash flow” of Avatar’s Harbor Islands community development project and Avatar’s “gross profit” over preestablished levels.
CEO Compensation
      In 2004 there were no changes in the compensation arrangements of Gerald D. Kelfer, Avatar’s CEO, and therefore his compensation reflected payments and awards established by the Compensation Committee in prior years.
      He was paid salary and cash bonus in accordance with his employment agreement, which had been approved by the Compensation Committee in 2003. The salary and bonus earned in 2004 under the employment agreement were not discretionary or otherwise related to the financial performance of Avatar.
      In 2004, Mr. Kelfer earned the right to receive payments under the Harbor Islands cash bonus award (which was made by the Committee in 2000) and the cash Earnings Participation Award that covered the 2004 fiscal year (which was made by the Committee in 2003). These awards were made pursuant to a plan approved by stockholders. The amount of cash Mr. Kelfer earned under the awards during 2004 was determined by a preestablished formula and based on financial perform-

ance during 2004: the “cash flow” of Avatar’s Harbor Islands community development project and Avatar’s “gross profit” over preestablished levels.
      In addition, during 2004, the “hurdle price” performance conditions of an aggregate of 58,700 restricted stock units previously awarded to Mr. Kelfer by the Committee under a stockholder approved plan were satisfied. These units are subject to continued vesting prior to being paid out in shares of Avatar Common Stock.

April 15, 2005	COMPENSATION COMMITTEE

William G. Spears, Chairman Milton Dresner Martin Meyerson Kenneth T. Rosen
Compensation Committee Interlocks and Insider Participation
       The members of the Compensation Committee are Messrs. Dresner, Meyerson, Rosen and Spears, none of whom are executive officers of Avatar.
Performance Graph
       The following graph provides a comparison of the cumulative total returns based on an investment of $100 after the close of the market on December 31, 1999 in Avatar’s Common Stock, The Nasdaq Market Index and the Real Estate Development and Residential Construction Indexes published by CoreData for the periods indicated, in each case assuming reinvestment of any dividends. The cumulative total returns for The Nasdaq Market Index were prepared by CoreData.

	1999	2000	2001	2002	2003	2004

Avatar Holdings Inc.	100.00	116.55	129.99	126.90	203.75	265.38
Nasdaq	100.00	62.85	50.10	34.95	52.55	56.97
Real Estate Development Index	100.00	78.66	90.52	62.91	105.00	182.97
Residential Construction Index	100.00	164.30	228.66	220.65	389.93	521.27

Certain Relationships and Related Transactions
      In connection with the underwritten public offering in 1998 of Avatar’s 7% Notes, Avatar entered into a registration rights agreement with Leon Levy, Avatar’s Chairman of the Board from January 1981 to his death on April 6, 2003. The Estate of Leon Levy is the successor to Leon Levy under the registration rights agreement.
      Jack Nash, Director and former Chairman of the Board, and Joshua Nash, director and present Chairman of the Board, are father and son.
      Jack Nash received $100,000 per annum for serving as Avatar’s Chairman of the Board from June 2003 through September 2004.
      Lynn Getman, wife of Named Executive Officer Dennis J. Getman, is employed as a senior officer of a subsidiary of Avatar. Ms. Getman was paid an aggregate salary and bonus of $124,985 during 2004. On December 8, 2004, Ms. Getman was granted 250 restricted stock units under the Incentive Plan which vest on December 8, 2007.
2. APPOINTMENT OF AUDITORS
       Ernst & Young LLP, independent registered public accounting firm, audited the financial statements of Avatar for the fiscal year ended December 31, 2004. Such audit services consisted of the firm’s examination of and report on the annual financial statements and assistance and consultation in connection with filings with the Securities and Exchange Commission and other matters.
      Representatives of Ernst & Young LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
      Subject to approval by the stockholders, the Audit Committee has appointed Ernst & Young LLP, independent registered public accounting firm, as auditors of Avatar for the fiscal year ending December 31, 2005. Approval by the stockholders will require the affirmative vote of a majority of the votes present at the meeting in person or by proxy and entitled to be cast. The Board of Directors recommends that the accompanying proxy be voted FOR such approval and it is intended that the proxies will be voted in such manner unless otherwise directed.
Audit Fees
       The following table sets forth the approximate amount of fees paid, or estimated to be paid, to Ernst & Young LLP for professional services during the fiscal years ended December 31, 2004 and 2003:

	2004	2003

Audit services	$986,000	$400,000
Audit-related services	103,000	73,000
Tax services	14,000	5,000
All other services	—	—

	$1,103,000	$478,000
      Audit services generally include the audit of the annual financial statements for Avatar and its consolidated subsidiaries and review of quarterly financial statements. Audit services for 2004 include $419,000 related to the audit of internal controls over financial reporting as required by the Sarbanes-Oxley Act of 2002 and $130,000 in connection with registration of the 4.50% Convertible Senior Notes due 2024.

      Audit-related services generally include audits of employee benefit plans, review of cash awards under incentive compensation plans and advisory services in connection with implementation of certain procedures to comply with the Sarbanes-Oxley Act of 2002. Tax services, which are estimated, generally relate to review of the consolidated tax return.
      The Audit Committee adopted a policy requiring preapproval of audit and non-audit services provided by the principal independent accountants. The Audit Committee approved all audit and non-audit services provided by Ernst & Young LLP during the 2004 fiscal year.
3. APPROVAL OF AMENDED AND RESTATED 1997 INCENTIVE
AND CAPITAL ACCUMULATION PLAN (2005 RESTATEMENT)
Background
       Avatar’s stockholders previously approved Avatar’s Amended and Restated 1997 Incentive and Capital Accumulation Plan and an amendment thereto. On April 15, 2005, the Compensation Committee of the Board of Directors adopted, subject to stockholder approval, amendments to the plan that are reflected in the proposed 2005 Restatement of the Incentive Plan. The principal amendments would:

•	increase the aggregate number of shares of Common Stock that may be subject to Benefits (as defined below) granted from 900,000 shares to 1,300,000 shares;

•	increase the aggregate number of shares that could be granted to any individual over the term of the Incentive Plan from 500,000 to 750,000 shares;

•	permit non-employee directors of Avatar to be granted Benefits;

•	modify the list of performance-based criteria that may be used in order to satisfy the “performance-based compensation” exception in Section 162(m) of the Internal Revenue Code of 1986; and

•	extend the term of the Incentive Plan until April 15, 2015.
      Several other changes are reflected in the 2005 Restatement of the Incentive Plan, a copy of which is annexed to this Proxy Statement as Annex A and has been marked to indicate changes to the Incentive Plan as currently in effect. The locations of proposed deletions are indicated by carets (“^”) and proposed additions are indicated as underlined text.
      As of April 15, 2005, of the 900,000 shares of Common Stock authorized under the Incentive Plan, there remained available (without giving effect to the proposed 2005 Restatement and restricted stock unit awards conditionally made on April 15, 2005), 210,996 shares of Common Stock for issuance. However, this amount does not reflect the number of shares of Common Stock which may become issuable to each of Messrs. Kelfer, Fels and Levy pursuant to stock awards made in 2003 under Earnings Participation Award Agreements. This amount is not presently determinable, as the number is dependent upon Avatar’s achievement of “gross profit” from January 1, 2003 through December 31, 2007 in excess of a target gross profit, and the market price of Avatar Common Stock at the time of determination. See “Employment and Other Agreements.”
Summary
       The following summary describes the material features of the 2005 Restatement of the Incentive Plan but is not intended to be complete and is qualified in its entirety by reference to Annex A to this Proxy Statement.

Purpose
      The Incentive Plan is intended to provide incentives which will attract, retain and motivate highly competent persons as directors, officers and employees of Avatar and its subsidiaries, by providing them with opportunities to acquire shares of stock or to receive monetary payments based on the value of such shares pursuant to the Benefits described herein.

Shares Available
      The Incentive Plan makes available for Benefits an aggregate of 1,300,000 shares of Avatar Common Stock, subject to certain adjustments. During the term of the Incentive Plan, the maximum number of shares of Avatar Common Stock with respect to which Benefits may be granted (or measured) to any individual participant may not exceed 750,000. Any shares of Common Stock subject to a stock option or stock appreciation right which for any reason is cancelled or terminated without having been exercised and any shares subject to stock awards, performance awards or stock units which are forfeited, any shares subject to performance awards settled in cash, any shares delivered to Avatar as part or full payment for the exercise of a stock option or stock appreciation right, or any shares withheld to satisfy tax withholding shall again be available for Benefits under the Incentive Plan.

Administration
      The Incentive Plan provides for administration by a committee or committees of the Board of Directors or a subcommittee of a committee of the Board (the “Committee”), which shall be comprised, unless otherwise determined by the Board, solely of not less than two members who shall be (i) “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended, and (ii) “outside directors” within the meaning of Treasury Regulation § 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee is authorized, subject to the provisions of the Incentive Plan, to make such determinations and interpretations and to take such action in connection with the Incentive Plan and any Benefits granted as it deems necessary or advisable. Thus, among the Committee’s powers are the authority to select the directors, officers and employees of Avatar and its subsidiaries to receive Benefits, and to determine the form, amount and other terms and conditions of Benefits. The Committee also has the power to modify or waive restrictions on Benefits, to amend Benefits, to grant extensions and accelerations of Benefits, and to determine the extent to which any Benefit under the Incentive Plan is required to comply, or not comply, with Section 409A of the Code. Benefits granted to non-employee directors of Avatar will be made by the Nominating and Corporate Governance Committee of the Board (or such other committee as may be determined by the Board).

Eligibility for Participation
      Directors, officers and employees of Avatar or any of its subsidiaries are eligible to participate in the Incentive Plan. The selection of participants from eligible directors, officers and employees is within the discretion of the Committee. It is expected that non-employee directors (currently, ten persons), executive officers (currently, six persons) and certain other employees (currently, forty-one persons) will be eligible to participate.

Types of Benefits
      The Incentive Plan provides for the grant of any or all of the following types of benefits: (1) stock options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights; (3) stock awards; (4) performance awards; and (5) stock units (collectively, “Benefits”). Benefits may be granted singly or in combination as determined by the Committee.

Stock awards, performance awards and stock units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described below.
      Under the Incentive Plan, the Committee may grant awards in the form of options to purchase shares of Avatar Common Stock. Options may either be incentive stock options, qualifying for special tax treatment, or non-qualified options. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option’s exercise (but in no event later than ten years after the date of grant) and vesting, and the exercise price per share of stock subject to the option; however, the exercise price shall not be less than 100% of the “Fair Market Value” of the Avatar Common Stock on the date the stock option is granted. For purposes of the Incentive Plan, “Fair Market Value” means the closing price of Avatar’s Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Common Stock is readily tradeable on a national securities exchange or other market system, and if the Common Stock is not readily tradeable, Fair Market Value means the amount determined in good faith by the Committee as the fair market value of the Common Stock.
      The Incentive Plan authorizes the Committee to grant stock appreciation rights (“SARs”). An SAR is a right to receive a payment, in cash, Avatar Common Stock, or a combination thereof, equal to the excess of (x) the Fair Market Value, or other specified valuation (which shall not be greater than the Fair Market Value), of a specified number of shares of Avatar Common Stock on the date the right is exercised over (y) the fair market value, or other specified valuation (which shall not be less than Fair Market Value), of such shares of Avatar Common Stock on the date the right is granted, all as determined by the Committee. Each SAR shall be subject to such terms and conditions as that Committee shall impose from time to time.
      The Committee may, in its discretion, grant stock awards or stock units to participants. Such grants may be subject to such terms and conditions as the Committee determines appropriate. The Committee, in its discretion, may grant performance awards which may take the form of shares of Avatar Common Stock or stock units, or any combination thereof, and which may constitute Performance-Based Awards. Such performance awards will be contingent upon the attainment over a period to be determined by the Committee of certain performance targets. The length of the performance period, the performance targets to be achieved and the measure of whether and to what degree such targets have been achieved will be determined by the Committee.

Performance-Based Awards
      Certain Benefits granted under the Incentive Plan may be granted in a manner such that the Benefit qualifies for the performance-based compensation exemption to Section 162(m) of the Code (“Performance-Based Awards”). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards will be based on achievement of hurdle rates, growth rates, and/or reductions in one or more business criteria that apply to the individual participant, one or more geographic or business segments, or one or more business units of Avatar or Avatar as a whole. The business criteria shall be as follows, individually or in combination: net sales, pretax income before allocation of corporate overhead and bonus, budget, earnings per share, net income, division, group or corporate financial goals, return on stockholders’ equity, return on assets, attainment of strategic and operational initiatives, appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company, market share, gross profits, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net income before taxes, taxes, economic value-added models or reductions in costs. In addition, Performance-Based Awards may include comparisons to the performance of other companies or to market indices, such performance to be measured by one or more of the foregoing business criteria. Furthermore, the measurement of performance against goals may exclude the impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles as identified in the financial statements, notes to the financial statements or management’s discussion and analysis.

Other Terms of Benefits
      The Incentive Plan provides that Benefits shall not be transferable other than by will or the laws of descent and distribution. The Committee shall determine the treatment to be afforded to a participant in the event of termination of employment for any reason including death, disability or retirement. Notwithstanding the foregoing, other than with respect to incentive stock options, the Committee may permit the transferability of an award by a participant to members of the participant’s immediate family or trusts for the benefit of such person or family partnerships.
      Upon the grant of any Benefit under the Incentive Plan, the Committee may, by way of an agreement with the participant, establish such other terms, conditions, restrictions and/or limitations covering the grant of the Benefit as are not inconsistent with the Incentive Plan. No Benefit shall be granted under the Incentive Plan after April 15, 2015. The Committee reserves the right to amend, suspend or terminate the Incentive Plan at any time, subject to the rights of participants with respect to any outstanding Benefits. No amendment of the plan may be made without approval of the stockholders of Avatar if the amendment will: (i) increase the aggregate number of shares of Common Stock which may be issued under the plan; (ii) increase the maximum number of shares with respect to Benefits that may be granted to any individual under the plan; (iii) change the types of business criteria on which Performance-Based Awards are to be based under the plan; or (iv) modify the requirements as to eligibility for participation in the plan.
      The Incentive Plan contains provisions for equitable adjustment of Benefits in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock spilt, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution or any extraordinary dividend or distribution of cash or other assets (other than normal cash dividends) to stockholders of Avatar. The Incentive Plan contains provisions for the acceleration of exercisability or vesting of Benefits in the event of a change in control of Avatar, including the cash settlement of such Benefits.
Certain Federal Income Tax Consequences
       The statements in the following paragraphs of the principal federal income tax consequences of stock options under the Incentive Plan are based on statutory authority and judicial and administrative interpretations, as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). The law is technical and complex, and the discussion below represents only a general summary.
      Incentive Stock Options. Incentive stock options (“ISOs”) granted under the Incentive Plan are intended to meet the definitional requirements of Section 422(b) of the Code for “incentive stock options.”
      An employee who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (i) the federal “alternative minimum tax,” which depends on the employee’s particular tax situation, does not apply and (ii) the employee is employed by Avatar from the date of grant of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three month-period is extended to one year) or death (where this requirement does not apply). If an employee exercises an ISO, after these requisite periods, the ISO will be treated as an NSO (as defined below) and will be subject to the rules set forth below under the caption “Non-Qualified Stock Options.”
      Further, if after exercising an ISO, an employee disposes of the Avatar Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Avatar Common Stock pursuant to the exercise of such ISO (the “applicable holding period”), the employee will generally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares so acquired for the applicable holding period — thereby making a “disqualifying disposition” — the employee would recognize ordinary income equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance, if any, would be long-term capital gain (provided the holding period for the shares exceeded one year and the employee held such shares as a capital asset at such time). If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be realized), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the employee’s ordinary income therefrom would be limited to the gain (if any) realized on the sale.
      Avatar will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Avatar Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, Avatar generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee.
      Non-Qualified Stock Options. Non-qualified stock options (“NSOs”) granted under the Incentive Plan are options that do not qualify as ISOs. An employee who receives an NSO will not recognize any taxable income upon the grant of such NSO. However, the employee generally will recognize ordinary income upon exercise of an NSO in an amount equal to the excess of the fair market value of the shares of Avatar Common Stock at the time of exercise over the exercise price.
      The ordinary income recognized with respect to the receipt of shares upon exercise of an NSO will be subject to both wage withholding and other employment taxes.
      A federal income tax deduction generally will be allowed to Avatar in an amount equal to the ordinary income included by the individual with respect to his or her NSO.
      If the Committee permits an individual to transfer an NSO to a member or members of the individual’s immediate family or to a trust for the benefit of such persons or other entity owned by such persons and such individual makes such a transfer and such transfer constitutes a completed gift for gift tax purposes (which determination may depend on a variety of factors including, without limitation, whether the NSO or a portion thereof has vested), then such transfer will be subject to federal gift tax except, generally, to the extent protected by the individual’s $10,000 per donee annual exclusion, by his or her lifetime unified credit or by the marital deduction. The amount of the individual’s gift is the value of the NSO at the time of the gift. If the transfer of the NSO constitutes a completed gift and the individual retains no interest in or power over the NSO after the transfer, the NSO generally will not be included in his or her gross estate for federal estate tax purposes. The transfer of the NSO will not cause the transferee to recognize taxable income at the time of the transfer. If the transferee exercises the NSO while the transferor is alive, the transferor will recognize ordinary income as described above as if the transferor had exercised the NSO. If the transferee exercises the NSO after the death of the transferor, it is uncertain whether the transferor’s estate or the transferee will recognize ordinary income for federal income tax purposes.
      Certain Limitations on Deductibility of Executive Compensation. Avatar believes that stock options granted under the Incentive Plan should qualify for the performance-based compensation exception to Section 162(m).
      Change in Control. In general, if the total amount of payments to an individual that are contingent upon a change of control of Avatar (within the meaning of Section 280G of the Code), including payments under the Incentive Plan that vest upon a change in control, equals or exceeds three times the individual’s “base amount” (generally, such individual’s average annual compensation for the five calendar years preceding the change of control), then, subject to certain exceptions, the portion of such payments in excess of the base amount may be treated as “parachute payments” under the Code, in which case a portion of such payments would be non-deductible to Avatar and the individual would be subject to a 20% excise tax on such portion of the payments.
Other Information
       The closing price of a share of Avatar Common Stock on April 15, 2005 was $47.54 per share.
      As of April 15, 2005, since inception of the Incentive Plan in 1997, the following persons and groups have received the number of options to purchase Common Stock under the plan listed: Gerald Kelfer, Chief Executive Officer and President (0 options, excluding 225,000 options which were cancelled); Jonathan Fels, President — Avatar Properties Inc. (110,000 options); Michael Levy, Executive Vice President and Chief Operating Officer — Avatar Properties Inc. (110,000 options); Dennis Getman, Executive Vice President and General Counsel (10,000 options); Charles McNairy, Executive Vice President, Treasurer and Chief Financial Officer (0 options); current executive officers, as a group (230,000 options, excluding Mr. Kelfer’s 225,000 cancelled options); current directors who are not executive officers, as a group (0 options); each nominee for election as a director (0 options, excluding Mr. Kelfer’s 225,000 cancelled options); each associate of any such directors, executive officers or nominees (0 options); each other person who received or is to receive five percent of such options (0 options); and all employees (current or former), including all current officers, as a group (310,000 options, excluding Mr. Kelfer’s 225,000 cancelled options). Options to be received in the future are not presently determinable.
      The affirmative vote of a majority of the shares of Avatar Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of the 2005 Restatement of the Incentive Plan. See “Voting Rights and Proxy Information” above. If the 2005 Restatement to the Incentive Plan is not approved by the stockholders, (i) the existing Amended and Restated 1997 Incentive and Capital Accumulation Plan, as amended, will continue in effect without giving effect to the changes the amendments proposed and (ii) any Benefits granted subject to obtaining such approval will not become effective and will be cancelled.
Board Recommendation
       The Board of Directors believes that the 2005 Restatement to the Incentive Plan is in the best interest of Avatar and its stockholders and therefore recommends that the stockholders vote FOR the approval of the Amended and Restated 1997 Incentive and Capital Accumulation Plan (2005 Restatement). It is intended that the proxies will be voted in such manner unless otherwise directed.
4. APPROVAL OF THE 2005 EXECUTIVE
INCENTIVE COMPENSATION PLAN
Background
       The Board of Directors is proposing for stockholder approval the 2005 Executive Incentive Compensation Plan (the “2005 Executive Plan”) in order to satisfy the “performance-based compensation” exception of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Generally, Section 162(m) denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year. An exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met.
      On April 15, 2005, the Compensation Committee of the Board of Directors adopted the 2005 Executive Plan, subject to stockholder approval. If approved by stockholders, Avatar believes that awards granted under the plan should qualify for the performance-based compensation exception to Section 162(m) of the Code.
Summary
       The following summary describes the material features of the 2005 Executive Plan but is not intended to be complete and is qualified in its entirety by reference to the copy of the Plan annexed to this Proxy Statement as Annex B.

Purpose
      The 2005 Executive Plan is intended to provide incentives which will attract, retain and motivate certain executive employees of Avatar and its subsidiaries, by providing them with opportunities in the form of periodic cash bonus awards (“Awards”), thereby motivating such executives to attain performance goals.

Administration
      The 2005 Executive Plan provides for administration by a committee of the Board of Directors (the “Committee”), which shall be comprised solely of not less than two members who shall be “outside directors” within the meaning of Treasury Regulation §1.162-27(e) (3) under Section 162(m) of the Code. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the plan and to make such determinations and interpretations and to take such action in connection with the plan and any awards granted as it deems necessary or advisable. Thus, among the Committee’s powers are the authority to select the executives to be granted Awards, to determine the size and terms and conditions of the Awards (subject to limitations imposed by the plan), to modify certain terms and conditions of any Award which has been granted, to determine the time when Awards will be made and the performance period to which they relate, to establish performance objectives, and to certify that such performance objectives were attained.

Eligibility for Participation
      Executives of Avatar or any of its subsidiaries or affiliates are eligible to participate in the 2005 Executive Plan. The selection of participants from eligible executives is within the discretion of the Committee. Currently, six executives are eligible to participate in the plan.

Awards
      The terms and conditions of any Award shall be determined by the Committee in its sole discretion. As determined by the Committee in its sole discretion, either the granting or vesting of such Awards will be based upon one or more of the following criteria: net sales, pretax income before allocation of corporate overhead and bonus, budget, earnings per share, net income, division, group or corporate financial goals, return on stockholders’ equity, return on assets, appreciation in and/or maintenance of the price of the Avatar Common Stock or any other publicly-traded securities of Avatar, market share, net profits, gross profits, cash flow, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net income before taxes, taxes, economic value-added models and comparisons with various stock market indices, reductions in costs, containment of costs, or any combination of the foregoing. The foregoing criteria may relate to the Company, one or more of its subsidiaries or affiliates or one or more of its divisions, units, projects, developments or real estate communities, or any combination of the foregoing, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. Furthermore, the measurement of performance against goals may exclude the impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles as identified in the financial statements, notes to the financial statements or management’s discussion and analysis.
      With respect to Awards, the Committee shall establish in writing (x) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (y) the individual participants to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed) and while the outcome for that performance period is substantially uncertain. The maximum amount which may be paid to any individual participant under the 2005 Executive Plan may not exceed $8 million. No Award shall be payable to, or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

Other Terms of Awards
      The 2005 Executive Plan provides that Awards shall not be assigned, transferred, hypothecated or encumbered except as may be required by law or approved by the Committee. The Committee shall determine the treatment to be afforded to a participant, in the event of termination of employment for any reason including death, disability or retirement.
      Upon the grant of any Award under the 2005 Executive Plan, the Committee may, by way of an agreement with the participant, establish such other terms, conditions, restrictions and/or limitations covering the grant of the Award as are not inconsistent with the plan. No Award shall be granted under the plan after December 31, 2009. The Committee reserves the right to amend, suspend or terminate the plan at any time, subject to the rights of participants with respect to any outstanding Awards. No amendment of the plan may be made without approval of the stockholders of Avatar if the amendment will: (i) increase the maximum amount which can be paid to any participant under the plan, (ii) change the types of criteria on which Awards are to be based, or (iii) modify the requirements as to eligibility for participation in the plan.
Other Information
       The affirmative vote of a majority of the shares of Avatar Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of the 2005 Executive Plan. See “Voting Rights and Proxy Information” above. If the 2005 Executive Plan is not approved by the stockholders, any Benefits granted subject to obtaining such approval will not become effective and will be cancelled.
Board Recommendation
       The Board of Directors believes that the 2005 Executive Plan is in the best interest of Avatar and its stockholders and therefore recommends that the stockholders vote FOR the approval of the plan. It is intended that the proxies will be voted in such manner unless otherwise directed.
NEW PLAN BENEFITS
       The following table sets forth awards that are currently determinable under the 2005 Restatement of the Amended and Restated 1997 Incentive and Capital Accumulation Plan and the 2005 Executive

Incentive Compensation Plan; however, none will be effective unless stockholders approve the plans at this Annual Meeting.

	Amended and Restated 1997 Incentive				2005 Executive
	and Capital Accumulation Plan				Incentive
	(2005 Restatement)				Compensation Plan

Name and Position	Dollar Value($)		Number of Units		Dollar Value($)

Gerald D. Kelfer Chairman of the Executive Committee, Chief Executive Officer and President	$4,278,600	(1)	90,000	(1)	6,600,000	(2)

Jonathan Fels President, Avatar Properties Inc.	$3,565,500	(1)	75,000	(1)	5,700,000	(2)

Michael Levy Executive Vice President and Chief Operating Officer, Avatar Properties Inc.	$3,565,500	(1)	75,000	(1)	5,700,000	(2)

Dennis J. Getman Executive Vice President and General Counsel	—		—		—

Charles L. McNairy Executive Vice President, Treasurer and Chief Financial Officer	—		—		—

Executive Officer Group	$11,409,600	(1)	240,000	(1)	18,000,000	(2)

Non-Executive Officer Director Group	—		—		—

Non-Executive Officer Employee Group	—		—		—

     (1) On April 15, 2005, Avatar conditionally entered into restricted stock unit agreements with Messrs. Kelfer, Fels and Levy pursuant to which they were awarded an opportunity to receive 90,000, 75,000 and 75,000 performance conditioned restricted stock units, respectively, which are subject to conditions of grant as well as vesting. See discussion of “Restricted Stock Unit Agreements” under “Employment and Other Agreements” above. The dollar amount reported in the table has been calculated by multiplying the closing price of Avatar Common Stock on the date of the award by the number of units. The ultimate value of the restricted stock units will depend on the number of units granted and the future value of Avatar’s common stock on the date of vesting, neither of which can be accurately predicted.
     (2) On April 15, 2005, Avatar conditionally entered into earnings participation award agreements with Messrs. Kelfer, Fels and Levy, pursuant to which each was granted cash awards relating to achievement of performance goals. See discussion of “2008-2010 Earnings Participation Award Agreements” under “Employment and Other Agreements” above. The dollar amount reported in the table represents the aggregate maximum expected payments under the awards.
STOCKHOLDERS’ PROPOSALS AND NOMINATIONS OF BOARD MEMBERS
       If a stockholder intends to present a proposal for action at the 2006 Annual Meeting and wishes to have such proposal considered for inclusion in Avatar’s proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, the proposal must be submitted in writing and received by the Secretary of Avatar by December 23, 2005. Such proposal must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders’ proposals.
      Avatar’s By-Laws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations of individuals for election to the Board of Directors. In general, notice of a stockholder proposal or a director nomination for an annual meeting must be received by Avatar not less than 60 days nor more than 90 days prior to the anniversary date of the preceding annual meeting of stockholders and must contain specified information and conform to certain requirements, as set forth in the By-Laws. If the chairman at any stockholders’ meeting determines that a stockholder proposal or director nomination was not made in accordance with the By-Laws, Avatar may disregard such proposal or nomination.
      In addition, if a stockholder submits a proposal outside of Rule 14a-8 for the 2006 Annual Meeting, and the proposal fails to comply with the advance notice procedure prescribed by the By-Laws, then Avatar’s proxy may confer discretionary authority on the persons being appointed as proxies on behalf of the Board of Directors to vote on the proposal. Proposals and nominations should be addressed to the Secretary of Avatar, Juanita I. Kerrigan, Avatar Holdings Inc., 201 Alhambra Circle, Coral Gables, Florida 33134.
SECTION 16(a)
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
       Section 16(a) of the Securities Exchange Act of 1934 requires Avatar’s officers and directors, and any persons who own more than ten percent of Avatar’s Common Stock, to file reports of initial ownership of Avatar’s Common Stock and subsequent changes in that ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are also required to furnish Avatar with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to Avatar, or written representations from certain reporting persons that no Forms 5 were required, Avatar believes that all Section 16(a) filing requirements were complied with.
ADDITIONAL INFORMATION
       All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the accompanying material will be paid by Avatar. In addition to the solicitation of proxies by mail, Avatar will request brokers and securities dealers to obtain proxies from and send proxy material to their principals. Expenses incurred in this connection will be reimbursed by Avatar. Proxies may be solicited personally, by telephone or telegraph, electronic mail or by other electronic means, by the directors and officers of Avatar without additional compensation. The Company will use the services of Georgeson Shareholder Communications Inc. to assist in soliciting proxies and expects to pay a fee of $10,000 for such services, plus reasonable out-of-pocket expenses. The Board of Directors knows of no business to come before the meeting other than as stated in the Notice of Annual Meeting of Stockholders. Should any business other than that set forth in such Notice properly come before the meeting, or any adjournment or adjournments thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

By Order of the Board of Directors,

Juanita I. Kerrigan
Vice President and Secretary
Dated: April 22, 2005.

ANNEX A
AVATAR HOLDINGS INC.
AMENDED AND RESTATED 1997 INCENTIVE AND CAPITAL ACCUMULATION PLAN
(2005 RESTATEMENT)
1. Purpose. The Avatar Holdings Inc. Amended and Restated 1997 Incentive and Capital Accumulation Plan (2005 Restatement) (the “Plan”) is intended to provide incentives which will attract, retain and motivate highly competent persons as ^directors, officers or employees of Avatar Holdings Inc. (the “Company”) and of any subsidiary corporation now existing or hereafter formed or acquired, by providing them opportunities to acquire shares of the common stock, par value $1.00 per share, of the Company (“Common Stock”) or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined below) described herein. Furthermore, the Plan is intended to assist in aligning the interests of the Company’s ^employees to those of its stockholders.
2. Administration.
(a) The Plan will be administered by a committee or committees of the Board of Directors of the Company (the “Board”) or a subcommittee of a committee of the Board^, appointed by the Board from among its members (the “Committee”), and shall be comprised, unless otherwise determined by the Board, solely of not less than two members who shall be (i) “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Benefits (as defined in Section 4 hereof) granted hereunder to non-employee directors of the Company shall be made by the Nominating and Corporate Governance Committee of the Board (or such other committee as may be determined by the Board). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits (as defined in Section 4 hereof) granted hereunder as it deems necessary or advisable, including the right to establish the terms and conditions of Benefits, to accelerate the vesting or exercisability of Benefits and to cancel Benefits. The Committee may determine the extent to which any Benefit under the Plan is required to comply, or not comply, with Section 409A of the Code. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Board of Directors, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company or any of its subsidiaries, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.
(b) The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have ^participated in the Plan, as determined by the Committee.
3. Participants. Participants will consist of such ^directors, officers or employees of the Company and any subsidiary corporation of the Company as the Committee in its sole discretion determines to be in a position to impact the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.
4. Type of Benefits. Benefits under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d) Performance Awards, and (e) Stock Units (each as described below, and collectively, the “Benefits”). Stock Awards, Performance Awards, and Stock Units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 11 hereof. Benefits shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.
5. Common Stock Available Under the Plan.^ Subject to the provisions of this Section 5 and any adjustments made in accordance with Section 12 hereof, the aggregate number of shares of Common Stock that may be subject to Benefits^ granted under this Plan shall be ^1,300,000 shares of Common Stock, which may be authorized and unissued or treasury shares^. The maximum number of shares of Common Stock with respect to which Benefits may be granted or measured to any individual participant under the Plan during the term of the Plan shall not exceed ^750,000, subject to adjustments made in accordance with Section 12 hereof). Any shares of Common Stock subject to a Stock Option or Stock Appreciation Right which for any reason is cancelled or terminated without having been exercised, any shares subject to Stock Awards, Performance Awards or Stock Units which are forfeited, any shares subject to Performance Awards settled in cash or any shares delivered to the Company as part or full payment for the exercise of a Stock Option or Stock Appreciation Right, and any shares withheld by the Company to satisfy tax withholding with respect to Benefits shall again be available for Benefits under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Benefits under the Plan but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Benefits (including the maximum number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights) that may be granted to any individual participant under the Plan.
6. Stock Options. Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms. Stock Options may be “incentive stock options” (“Incentive Stock Options”), within the meaning of Section 422 of the Code, or Stock Options which do not constitute Incentive Stock Options (“Nonqualified Stock Options”). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

(a) Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant; provided, however, ^that the per-share exercise price shall not be less than 100% of the Fair Market Value (as defined below) of the Common Stock on the date the Stock Option is granted.

(b) Payment of Exercise Price. The option exercise price may be paid in cash or, in the discretion of the Committee^, by the delivery of shares of Common Stock of the Company then owned by the participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable, ^or by a combination of these methods, on such terms and conditions as the Committee shall determine in its sole discretion^. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where, upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate.

(c) Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted except in the event of a participant’s death, in which case, the exercise period of such participant’s Stock Options may be extended beyond such period but no later than one year after the participant’s death. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement at the date of grant.

(d) Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are employees of the Company or subsidiary corporation of the Company at the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company) shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per share exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant, and no Incentive Stock Option may be exercised later than ten years after the date it is granted; provided, however, Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation of the Company, unless the exercise price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. In addition, no Incentive Stock Option may be issued to a participant in tandem with a Nonqualified Stock Option.
7. Stock Appreciation Rights. The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of, and without relation to, options. A Stock Appreciation Right means a right to receive a payment, in cash, Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value), of such shares of

Common Stock on the date the right is granted, all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted in tandem with or in substitution for a Stock Option, the designated Fair Market Value in the award agreement may be the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time.
8. Stock Awards. The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Common Stock issued or transferred to participants with or without other payments therefor. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant’s ^service within specified periods, and may constitute Performance-Based Awards, as described in Section 11 hereof. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such an ^award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Stock Award shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares.
9. Performance Awards.
      (a) Performance Awards may be granted to participants at any time and from time to time, as shall be determined by the Committee. Performance Awards may constitute Performance-Based Awards, as described in Section 11 hereof. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each participant. Such Performance Awards may be in the form of shares of Common Stock or Stock Units. Performance Awards may be awarded as short-term or long-term incentives. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.
      (b) With respect to those Performance Awards that are not intended to constitute Performance-Based Awards, the Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of such targets the Committee shall have precluded its authority to make such adjustments.
      (c) Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.
10. Stock Units.
      (a) The Committee may, in its discretion, grant Stock Units to participants hereunder. The Committee shall determine the criteria for the vesting of Stock Units. Stock Units may constitute Performance-Based Awards as described in Section 11 hereof. A Stock Unit granted by the Committee shall provide payment in shares of Common Stock at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this Section 10 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined below).
      (b) Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment under subsection (c) below, shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee, with the consent of the participant, provides for the payment of the Stock Units in cash or partly in cash and partly in shares of Common Stock equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.
      (c) ^The Committee may permit a participant to elect not to receive Common Stock upon the vesting of such Stock Unit and for the Company to continue to maintain the Stock Unit on its books of account. In such event, the value of a Stock Unit shall be payable in shares of Common Stock pursuant to the agreement of deferral.
      (d) A “Stock Unit” means a notional account representing one share of Common Stock. A “Dividend Equivalent Right” means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.
11. Performance-Based Awards. Certain Benefits granted under the Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code (“Performance-Based Awards”). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards ^shall be based ^ on achievement of amounts, hurdle rates, growth rates, and/or reductions in one or more business criteria that apply to the individual participant, one or more geographic or business segments, one or more business units of the Company or the Company as a whole. The business criteria shall be as follows, individually or in combination: net sales, pretax income before allocation of corporate overhead and bonus, budget, earnings per share, net income, division, group or corporate financial goals, return on stockholders’ equity, return on assets, attainment of strategic and operational initiatives, appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company, market share, gross profits, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net income before taxes, taxes, economic value-added models ^ or reductions in costs. In addition, Performance-Based Awards may include comparisons to the performance of other companies or to market indices, such performance to be measured by one or more of the foregoing business criteria. Furthermore, the measurement of performance against goals may exclude the impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles as identified in the financial statements, notes to the financial statements or management’s discussion and analysis. With respect to Performance-Based Awards, (i) the Committee shall establish in writing (x) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (y) the individual employees or class of employees to which such performance^ goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal.
12. Adjustment Provisions; Change in Control.
      (a) If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option and Stock Appreciation Right such that each such Stock Option and Stock Appreciation Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Stock Option or Stock Appreciation Right had such Stock Option or Stock Appreciation Right been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution or any extraordinary dividend or distribution of cash or other assets, in order to prevent dilution or enlargement of participants’ rights under the Plan, the Committee will have authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Benefits. Appropriate adjustments may also be made by the Committee in the terms of any Benefits under the Plan to reflect such changes or distributions (and any extraordinary dividend or distribution of cash or other assets) and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to Stock Options, Stock Appreciation Rights and other awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.^
      (b) Notwithstanding any other provision of this Plan, in the event of a Change in Control (as defined below), the Committee, in its discretion, may take such actions as it deems appropriate with respect to outstanding Benefits, including, without limitation, accelerating the exercisability or vesting of such Benefits, or such other actions provided in an agreement approved by the Board in connection with a Change in Control and such Benefits shall be subject to the terms of such agreement as the Committee, in its discretion, shall determine. The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option and Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.
      For purposes of this Section 12(b), a “Change in Control” of the Company shall be deemed to have occurred upon any of the following events:

(A) A person or entity or group of persons or entities, acting in concert, shall become the direct or indirect beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of securities of the Company representing fifty-one percent (51%) or more of the combined voting power of the issued and outstanding common stock of the Company (a “Significant Owner”), unless such shares are originally issued to such Significant Owner by the Company; or

(B) The majority of the Company’s Board of Directors is no longer comprised of the incumbent directors who constitute the Board of Directors on the Effective Date (as defined in Section 22(a) hereof) and any other individual(s) who becomes a director subsequent to the Effective Date whose initial election or nomination for election as a director, as the case may be, was approved by at least a majority of the directors who comprised the incumbent directors as of the date of such election or nomination; or

(C) A sale of all or substantially all of the assets of the Company; or

(D) The Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in clause (C) above, and such transaction shall have been consummated.
13. Nontransferability. Each Benefit granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such option or right at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit other than an Incentive Stock Option may permit the transferability of a Benefit by a participant solely to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit.
14. Other Provisions. The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, ^for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Benefit, for the acceleration of exercisability or vesting of Benefits in the event of a change of control of the Company (whether or not a Change in Control), for the payment of the value of Benefits to participants in the event of a change of control of the Company (whether or not a Change in Control), or to comply with federal and state securities laws, or understandings or conditions as to the participant’s employment or service in addition to those specifically provided for under the Plan.
15. Fair Market Value. For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value shall be the closing price of the Company’s Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Company’s Common Stock is readily tradeable on a national securities exchange or other market system, and if the Company’s Common Stock is not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company.
16. Withholding. All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements at the minimum statutory withholding rates. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock (or by electing to pay with already owned shares) having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at minimum statutory withholding rates^.
17. Tenure. A participant’s right, if any, to continue to serve the Company or any of its subsidiaries or affiliates as a director, officer, employee^ or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.
18. Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.
19. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
20. Duration, Amendment and Termination. No Benefit shall be granted more than ten years after the Effective Date. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no action authorized by this Section 20 shall reduce the amount of any existing Benefit or change the terms and conditions thereof without the participant’s consent. No amendment of the Plan may be made without approval of the stockholders of the Company if the amendment will: (i)^ increase the ^aggregate number of shares of Common Stock which may be issued under the Plan; (^ii) increase the maximum number of shares with respect to ^Benefits that may be granted to any individual under the Plan; (^iii) change the types of ^business criteria on which Performance-Based Awards are to be based under the Plan; or (^iv) modify the requirements as to eligibility for participation in the Plan.
21. Governing Law. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).
22. Effective Date. (a) The Plan shall be effective as of ^April 15, 2005, the date on which the Plan was adopted by the Committee (the “Effective Date”), provided that the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months of the Effective Date, and such approval of stockholders shall be a condition to the right of each participant to receive any Benefits hereunder. Any Benefits granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Benefit, the Committee specifies otherwise at the time of grant), but no such Benefit may be exercised or settled and no restrictions relating to any Benefit may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Benefit shall be cancelled.
      (b) This Plan shall terminate on ^April 15, 2015 (unless sooner terminated by the Committee).

ANNEX B
AVATAR HOLDINGS INC.
2005 EXECUTIVE INCENTIVE COMPENSATION PLAN
1.     Purpose.
      The Avatar Holdings Inc. 2005 Executive Incentive Compensation Plan (the “Plan”) is intended to provide incentives which will attract, retain and motivate certain executive employees of Avatar Holdings Inc. (the “Company”) and of any subsidiary corporation now existing or hereafter formed or acquired, by providing them opportunities in the form of periodic cash bonus awards (“Awards”), thereby motivating such executives to attain performance goals articulated under the Plan.
2.     Administration.
      (a) The Plan shall be administered by a committee (the “Committee”) of the Company’s Board of Directors (the “Board”) and shall be comprised solely of not less than two members who shall be “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the United States Internal Revenue Code of 1986, as amended (the “Code”).
      (b) The Committee shall have the exclusive authority to select the executives to be granted Awards under the Plan, to determine the size and terms and conditions of the Awards (subject to the limitations imposed on Awards in Section 4 below) including any restrictions or conditions on payment of Awards, to modify the terms and conditions of any Award that has been granted (except for any modification that would increase the amount of the Award payable to an executive), to determine the time when Awards will be made and the performance period to which they relate, to establish performance objectives in respect of such performance periods, and to certify that such performance objectives were attained. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent that the Committee deems necessary or desirable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants (as defined herein) and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company or any of its subsidiaries, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct. The costs and expenses of administering the Plan shall be borne by the Company.
      (c) The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, however, that no delegation shall be made regarding the selection of executives who shall be granted Awards under the Plan, the amount and timing thereof, or the objectives and conditions relating thereto. The Committee may employ such legal or other counsel, consultants, advisors and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from such counsel, consultant, advisor or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant, advisor or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have participated in the Plan, as determined by the Committee.
3.     Participants.
      Awards may be granted to executives of the Company or its subsidiaries or affiliates. An executive to whom an Award is granted shall be a “Participant.” Designation of a Participant with respect to any Award shall not require the Committee to designate such person to receive any additional Awards. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.
4.     Awards.
      (a) The terms and conditions of any Award shall be determined by the Committee in its sole discretion. As determined by the Committee in its sole discretion, either the granting or vesting of such Awards is to be based upon one or more of the following criteria: net sales, pretax income before allocation of corporate overhead and bonus, budget, earnings per share, net income, division, group or corporate financial goals, return on stockholders’ equity, return on assets, appreciation in and/or maintenance of the price of common stock of the Company or any other publicly-traded securities of the Company, market share, net profits, gross profits, cash flow, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net income before taxes, taxes, economic value-added models and comparisons with various stock market indices, reductions in costs, containment of costs or any combination of the foregoing. The foregoing criteria may relate to the Company, one or more of its subsidiaries or affiliates or one or more of its divisions, units, projects, developments or real estate communities, or any combination of the foregoing, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. Furthermore, as the Committee shall determine, the measurement of performance against goals may exclude the impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles as identified in the financial statements, notes to the financial statements or management’s discussion and analysis. With respect to a Participant’s Award, (i) the Committee shall establish in writing (x) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Participant if such performance goals are obtained and (y) the individual Participants to which such performance-based goals apply, no later than ninety (90) days after the commencement of such period (but in no event after 25% of such period has elapsed) and while the outcome for that performance period is substantially uncertain. The maximum amount which may be paid to any individual Participant under the Plan shall not exceed $8 million.
      (b) The Committee shall determine whether the performance goals have been met with respect to any Participant and, if they have, so certify and ascertain the amount of the applicable Award. No Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. After the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. The amount of the Award actually paid to any Participant (or, if such Participant is deceased, the Participant’s estate) may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Award determined by the Committee for a performance period shall be paid to the Participant within seventy-five (75) days after the end of that performance period or as otherwise determined by the Committee. Awards shall be payable in cash.
5.     Amendment and Termination.
      The Committee may, at any time or from time to time, suspend or terminate the Plan in whole or in part or amend it in such respects as the Committee may deem appropriate. However, no action authorized by this Section 5 shall reduce the amount of any existing Award or change the terms and conditions thereof without the affected Participant’s consent. No amendment of the Plan may be made without the approval of the stockholders of the Company if the amendment will: (i) increase the maximum amount which can be paid to any Participant under the Plan; (ii) change the types of criteria on which Awards are to be based under the Plan; or (iii) modify the requirements as to eligibility for participation in the Plan.
6.     Miscellaneous.
      (a) Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. A Participant’s right, if any, to continue to serve the Company or any of its subsidiaries or affiliates as a director, officer, employee or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan and the right to terminate the employment of or performance of services by any Participant at any time and for any reason or no reason is specifically reserved to the Company and its subsidiaries and affiliates.
      (b) No Award shall be considered as compensation under any employee benefit plan of the Company or any subsidiary or affiliate, except as otherwise may be provided in such employee benefit plan. No reference in the Plan to any other plan or program maintained by the Company shall be deemed to give any Participant or other person a right to benefits under such other plan or program.
      (c) Except as otherwise may be required by law or approved by the Committee, a Participant’s rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant’s death) including, without limitation, execution, levy, garnishment, sale, transfer, attachment, pledge, bankruptcy or in any other manner; provided, however, that, subject to applicable law, any amounts payable to any Participant hereunder are subject to reduction to satisfy any liabilities owed by the Participant to the Company or any of its subsidiaries or affiliates.
      (d) All payments and distributions of Awards made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state, local and foreign tax withholding requirements.
      (e) Participants have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

      (f) The Plan, Awards granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under the applicable Delaware principles of conflict of laws).
      (g) The Plan shall be effective as of April 15, 2005, the date on which the Plan was adopted by the Committee, provided that the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company prior to the date any compensation is first paid with respect to any Award hereunder, and such approval of stockholders shall be a condition to the right of each Participant to receive any benefits hereunder. Any Awards granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Award, the Committee specifies otherwise at the time of grant), but no such Award may be paid out prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Award shall be cancelled.
      (h) No Awards shall be granted under the Plan after December 31, 2009.

Notice of 2005 Annual Meeting and Proxy Statement

AVATAR HOLDINGS INC.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Items 1, 2, 3 and 4.	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

Item 1	-	ELECTION OF ELEVEN DIRECTORS
Nominees: 01 E.A. Brea,
02 M. Dresner,
03 G.D. Kelfer, 04 M. Meyerson,
05 Jack Nash, 06 Joshua Nash,
07 K.T. Rosen, 08 J.M. Simon,
09 F.S. Smith, 10 W.G. Spears,
11 B.A. Stewart	FOR all nominees listed at left (except as marked to the contrary below). ☐	WITHHOLD AUTHORITY to vote for all nominees listed. ☐

(Instruction: To withhold authority to vote for any individual nominee write that nominee’s name in the space provided below.)

(Instruction: To cumulate votes as to a particular nominee(s) as explained in the Proxy Statement, indicate the name(s) and the number of votes to be given to such nominee(s) in the space provided below.)

			FOR	AGAINST	ABSTAIN
Item 2	-	APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG, LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS AUDITORS OF AVATAR HOLDINGS INC. FOR 2005.	☐	☐	☐
			FOR	AGAINST	ABSTAIN
Item 3	-	APPROVAL OF THE AVATAR HOLDINGS INC. AMENDED AND RESTATED 1997 INCENTIVE AND CAPITAL ACCUMULATION PLAN (2005 RESTATEMENT).	☐	☐	☐
			FOR	AGAINST	ABSTAIN
Item 4	-	APPROVAL OF THE AVATAR HOLDINGS INC. 2005 EXECUTIVE INCENTIVE COMPENSATION PLAN.	☐	☐	☐

Item 5	-	In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE CHECK IF YOU PLAN TO ATTEND THE ANNUAL STOCKHOLDERS MEETING	☐

Signature	Signature	Date

Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▲ Detach here from proxy voting card. ▲

PROXY

AVATAR HOLDINGS INC.
201 Alhambra Circle
Coral Gables, Florida 33134

This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Gerald D. Kelfer and Juanita I. Kerrigan as Proxies, each with the power to appoint his or her substitute; and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of Common Stock of Avatar Holdings Inc. held of record by the undersigned at the close of business on March 31, 2005 at the Annual Meeting of Stockholders to be held on May 24, 2005, or any adjournment or adjournments thereof.

     If any other business may properly come before the meeting, or if cumulative voting is required, the proxies are authorized to vote in their discretion, provided that they will not vote in the election of directors for any nominee(s) for whom authority to vote has been withheld.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

(continued on next page)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ Detach here from proxy voting card. ▲